TRANSAMERICA PARTNERS FUNDS GROUP
TRANSAMERICA ASSET ALLOCATION FUNDS
TRANSAMERICA PARTNERS INSTITUTIONAL FUNDS GROUP
TRANSAMERICA INSTITUTIONAL ASSET ALLOCATION FUNDS
Supplement dated July 17, 2008 to the Statement of Additional Information dated May 1, 2008
The following information supplements, amends and replaces certain information throughout the Statement of Additional Information:
Effective July 3, 2008, Transamerica Asset Management, Inc. (“TAM”) terminated its Investment Sub-Advisory Agreement with Mazama Capital Management with respect to the Small Core Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Small Core and Transamerica Partners Institutional Small Core are invested, and entered into a new Investment Sub-Advisory Agreement with Fort Washington Advisors, Inc. (“FWIA”). Accordingly, all references to Mazama Capital Management as Sub-adviser to the Portfolio should be replaced with Fort Washington Advisors, Inc. or FWIA.
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The following information replaces paragraph five on page 17 of the Statement of Additional Information in the section entitled “Futures Contracts and Options on Futures Contracts and Foreign Currencies – Funds other than the Money Market Funds”:
Futures transactions will be limited to the extent necessary to maintain the qualification of the Funds as regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds, the Funds are not deemed to be “commodity pool operators” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.
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The following information replaces all information relating to Mazama Capital Management on pages 60-61 of the Statement of Additional Information in the section entitled “Sub-advisers”:
Fort Washington Advisors, Inc. (“FWIA”). FWIA, an Ohio corporation, was founded in 1990 and is the money management and primary investment arm of The Western and Southern Life Insurance Company.
Richard R. Jandrain III, Daniel J. Kapusta, Bihag N. Patel, CFA and David K. Robinson, CFA, are responsible for the day-to-day management of the Small Core Portfolio on behalf of FWIA.
As of May 31, 2008, each member of the FWIA team managed assets for (i) 1 other registered investment companies having approximately $43.9 million in total assets (FWIA’s advisory fee was not based on performance for such registered investment company), and (ii) 5 other separately managed accounts having approximately $180.0 million in total assets (FWIA’s advisory fee was not based on performance of this pooled investment vehicle).
All of FWIA’s portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of FWIA as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s President and approved by the Board of Directors.
As of May 31, 2008, neither Messrs. Jandrain, Kapusta, Patel nor Robinson beneficially owned any securities in any of the Funds that invest in the Small Core Portfolio.
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The following information replaces the disclosure on page 93 of the Statement of Additional Information under the section entitled “Proxy Voting Guidelines and Procedures”:
As detailed in Funds’ Proxy Voting Policies and Procedures below, the Funds use the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Funds. The proxy voting policies and procedures of TAM, BGFA and each sub-adviser are attached or summarized in Appendix B.
The Funds file Form N-PX, with the complete proxy voting records of the Funds for the 12 months ended June 30th, no later than August 31st of each year. The latest filing of Form N-PX was made on August 30, 2007, for the 12 month-period ended June 30, 2007. The form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
TRANSAMERICA PARTNERS FUNDS GROUP
TRANSAMERICA PARTNERS FUNDS GROUP II
TRANSAMERICA PARTNERS PORTFOLIOS
PROXY VOTING POLICIES AND PROCEDURES
I. Statement of Principle
The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ stockholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Adviser”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees/Directors of each Fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the Fund. These policies and procedures are attached hereto.
III. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers
No less frequently than once each calendar year, the Adviser’s Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the Funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.
The Adviser’s Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.
IV. Securities on Loan
The Boards of Trustees/Directors of the Funds have authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the Fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.
Last Revised: July 1, 2008
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The following information replaces “Appendix B” of the Statement of Additional Information in its entirety:
APPENDIX B
     AllianceBernstein L.P.
Statement of Policies and Procedures for Proxy Voting
     1. Introduction
As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.
This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth and value investment groups investing on behalf of clients in both US and non-US securities.
     2. Proxy Policies
This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:
     2.1. Corporate Governance
AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.
     2.2. Elections of Directors
Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.
     2.3. Appointment of Auditors
AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company’s auditors.
     2.4. Changes in Legal and Capital Structure
Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the             shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.
     2.5. Corporate Restructurings, Mergers and Acquisitions
AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.
     2.6. Proposals Affecting Shareholder Rights
AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.
     2.7. Anti-Takeover Measures
AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.
     2.8. Executive Compensation
AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.
     2.9. Social and Corporate Responsibility
AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.
     3. Proxy Voting Procedures
     3.1. Proxy Voting Committees
Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.
     3.2. Conflicts of Interest
AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.
Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.
     3.3 Proxies of Certain Non-US Issuers
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.
In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.
     3.4. Loaned Securities
Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.
     3.5. Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
     Aronson+Johnson+Ortiz
     Overview
Aronson+Johnson+Ortiz, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement, though some clients retain this authority. In the case of ERISA accounts AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.
Each client account is voted by the firm’s Proxy Manager, and our proxy voting is overseen by the firm’s Proxy Oversight Committee. We have adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with our fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.
AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Our quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues AJO will rely primarily on one or more independent third party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. We have procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. We vote each proxy individually and on rare occasions we will not follow the third party recommendation. We will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest. We rely solely on the third party recommendations in situations where AJO has a material conflict of interest (see “Conflicts of Interest,” below).
In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.
     Conflicts of Interest
Actual and potential conflicts of interest, including conflicts of interest of our third party proxy service, are monitored by AJO’s Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the third party recommendation, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. In the case where both AJO and our primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of our secondary proxy service.
     Record-Keeping
AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers or by relying on records available on EDGAR, the SEC’s online document filing and retention system.
     Vote Disclosure
Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215/546-7500.
AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.
     Barclays Global Fund Advisors
PROXY VOTING POLICIES OF THE MASTER PORTFOLIOS
The following is a discussion of the proxy voting policies of the Master Investment Portfolios (“MIP”).
MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of Barclays Global Fund Advisors (“BGFA”), the investment adviser to the Master Portfolios (including the S&P 500 Index Master Portfolio). MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio’s proxy voting guidelines and BGFA’s role in implementing such guidelines.
BGFA votes (or refrains from voting) proxies for each Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Master Portfolio. In some cases, BGFA may determine that it is in the best economic interests of a Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA’s approach is also driven by its clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on BGFA’s evaluation of this relationship, BGFA believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
- Each Master Portfolio generally supports the board’s nominees in uncontested elections of directors and generally supports proposals that strengthen the independence of boards of directors;
- Each Master Portfolio generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and
- Each Master Portfolio generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Master Portfolio, a Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having undue influence on BGFA’s proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary’s determination.
     BlackRock Financial Management, Inc.
     PROXY VOTING POLICIES AND PROCEDURES
These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers1 (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.2 Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.
When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,3 whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).4 When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.5 It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.
While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities.

To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.
Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.
In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.6 The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.
     I. Scope of Committee Responsibilities
The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.7
The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.
The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).8
While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.
The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.9 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

[1]	The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
[2]	In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.
[3]	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

4 DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
5 Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients.
The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.
To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.
     II. Special Circumstances
Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.
Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.
Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

[6]	Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.
[7]	The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.
[8]	The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.
Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.
Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).10 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:
♦ The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and
♦ if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.
     III. Voting Guidelines
The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.
     A. Boards of Directors
These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

[9]	The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.
[10]	Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.
The Committee’s general policy is to vote:

VOTE and DESCRIPTION

A.1		FOR nominees for director of United States companies in uncontested elections, except for nominees who

	■	have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

	■	voted to implement or renew a “dead-hand” poison pill

	■	ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

	■	failed to act on takeover offers where the majority of the shareholders have tendered their shares

	■	are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

	■	on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

	■	sit on more than six boards of public companies

A.2	FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where There exists a legitimate purpose for classifying boards

A.4	AGAINST proposals to classify Boards of Directors, except where There exists a legitimate purpose for classifying boards

A.5	AGAINST proposals supporting cumulative voting

A.6	FOR proposals eliminating cumulative voting

A.7	FOR proposals supporting confidential voting

A.8	FOR proposals seeking election of supervisory board members

A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10	AGAINST shareholder proposals for term limits for directors

A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13	FOR proposals requiring a majority of independent directors on a Board of Directors

A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17	FOR proposals to elect account inspectors

A.18	FOR proposals to fix the membership of a Board of Directors at a specified size

A.19	FOR proposals permitting shareholder ability to nominate directors directly

A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21	FOR proposals permitting shareholder ability to remove directors directly

A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly
     B. Auditors
These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.
The Committee’s general policy is to vote:

B.1	FOR approval of independent auditors, except for

	♦	auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

	♦	auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

	♦	on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of Auditors

B.3	FOR approving internal statutory auditors

B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
     C. Compensation and Benefits
These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.
The Committee’s general policy is to vote:

C.1	IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors

C.3	AGAINST proposals to establish retirement benefits for outside directors

C.4	FOR proposals approving the remuneration of directors or of supervisory board members

C.5	AGAINST proposals to reprice stock options

C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8	AGAINST proposals seeking to pay outside directors only in stock

C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10	AGAINST proposals to ban all future stock or stock option grants to executives

C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy

C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
     D. Capital Structure
These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital

D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3	FOR management proposals approving share repurchase programs

D.4	FOR management proposals to split a company’s stock

D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
     E. Corporate Charter and By-Laws
These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.
The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill

E.2	FOR proposals seeking to redeem a poison pill

E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4	FOR management proposals to change the company’s name

     F. Corporate Meetings
These are routine proposals relating to various requests regarding the formalities of corporate meetings.
The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”

F.2	FOR proposals designating two shareholders to keep minutes of the meeting

F.3	FOR proposals concerning accepting or approving financial statements and statutory reports

F.4	FOR proposals approving the discharge of management and the supervisory board

F.5	FOR proposals approving the allocation of income and the dividend

F.6	FOR proposals seeking authorization to file required documents/other formalities

F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8	FOR proposals appointing inspectors of elections

F.9	FOR proposals electing a chair of the meeting

F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet

F.11	AGAINST proposals to require rotating sites for shareholder meetings
     G. Investment Companies
These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.
The Committee’s general policy is to vote:

G.1	FOR nominees for director of mutual funds in uncontested elections, except for nominees who

	♦	have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

	♦	ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

	♦	are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

	♦	on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares

G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental

G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6	FOR classified boards of closed-end investment companies
     H. Environmental and Social Issues
These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.
The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct

H.2	AGAINST proposals seeking to have companies provide non-required reports on:

	■	environmental liabilities;

	■	bank lending policies;

	■	corporate political contributions or activities;

	■	alcohol advertising and efforts to discourage drinking by minors;

	■	costs and risk of doing business in any individual country;

	■	involvement in nuclear defense systems

H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4	AGAINST proposals seeking implementation of the CERES principles
     Notice to Clients
BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.11 BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.
BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.
These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

[11]	Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

     Columbus Circle Investors
PROXY VOTING POLICY
2007
     I. Procedures
Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.
For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.
In addition to voting proxies for clients, Columbus Circle:
1) provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;
2) applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;
3) keeps records of proxy voting available for inspection by each client or governmental agencies — to both determine whether the votes were consistent with policy and to determine all proxies were voted;
4) monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and
5) maintains this written proxy voting policy, which may be updated and supplemented from time to time;
Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.
     II. Voting Guidelines
Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.
To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle’s client portfolios which provide information for appropriate monitoring of such delegated responsibilities.
Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.
     A. Management Proposals:
1. When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

♦ “Normal” elections of directors

♦ Approval of auditors/CPA

♦ Directors’ liability and indemnification

♦ General updating/corrective amendments to charter

♦ Elimination of cumulative voting

♦ Elimination of preemptive rights
2. When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:
♦ Capitalization changes that eliminate other classes of stock and voting rights

♦ Changes in capitalization authorization for stock splits, stock dividends, and other specified needs

♦ Stock purchase plans with an exercise price of not less than 85% FMV

♦ Stock option plans that are incentive based and not excessive

♦ Reductions in supermajority vote requirements

♦ Adoption of anti-greenmail provisions
3. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:
♦ Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders
♦ Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
♦ Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
♦ Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions
♦ Classified or single-slate boards of directors
♦ Reincorporation into a state that has more stringent anti-takeover and related provisions
♦ Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.
♦ Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case
♦ Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
♦ Amending articles to relax quorum requirements for special resolutions
♦ Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

♦ Re-election of director(s) who holds offices of chairman and CEO
♦ Re-election of director(s) who serve on audit, compensation and nominating committees
♦ Election of directors with service contracts of three years, which exceed best practice and any change in control provisions
♦ Adoption of option plans/grants to directors or employees of related companies
♦ Lengthening internal auditors’ term in office to four years
     B. Shareholder Proposals:
Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.
1. When voting shareholder proposals, in general, initiatives related to the following items are supported:
♦ Auditors should attend the annual meeting of shareholders

♦ Election of the board on an annual basis

♦ Equal access to proxy process

♦ Submit shareholder rights plan poison pill to vote or redeem

♦ Undo various anti-takeover related provisions

♦ Reduction or elimination of super-majority vote requirements
♦ Anti-greenmail provisions
♦ Submit audit firm ratification to shareholder votes
♦ Audit firm rotations every five or more years
♦ Requirement to expense stock options
♦ Establishment of holding periods limiting executive stock sales
♦ Report on executive retirement benefit plans
♦ Require two-thirds of board to be independent
♦ Separation of chairman and chief executive posts
2. When voting shareholder proposals, in general, initiatives related to the following items are not supported:
♦ Requiring directors to own large amounts of stock before being eligible to be elected

♦ Restoring cumulative voting in the election of directors
♦ Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders
♦ Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.
♦ Restrictions banning future stock option grants to executives except in extreme cases
3. Additional shareholder proposals require case-by-case analysis
Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)
Requirements that stock options be performance-based
Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval
♦ Shareholder access to nominate board members
♦ Requiring offshore companies to reincorporate into the United States
Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.
Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company’s policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle’s staff participates in national forums and maintains contacts with corporate representatives.
III. Conflicts of Interest
Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.
Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.
In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

     Cramer Rosenthal McGlynn, LLC
Proxy Voting Procedures
     In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients. The CRM Compliance Committee (the “Compliance Committee”) has determined that these Policies and Procedures for Proxy Voting (these “Policies”) are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM’s obligations under Rule 206(4)-7 under the Advisers Act.
     Proxy Voting Process
     CRM’s policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM will consider the factors that could affect the value of a Fund’s investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM’s proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.
     The Voting Process
     Review of Proxy Solicitation Materials/Independent Recommendations
     CRM receives proxy materials through an independent third party, Institutional Shareholder Services (“ISS”). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS’s voting recommendations cover three categories: (i) voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for “Taft-Hartley” accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;1 and (iii) voting recommendations intended to generally maximize shareholder value.
     In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote in a “socially responsible” manner; in these cases CRM would generally follow the particular ISS recommendations for that category.
     ISS Standard Proxy Voting Guidelines Summary
     The following is a summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines), which form the substantive basis of CRM’s Policy on Proxy Voting. 2 As described above, CRM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.
     Auditors
Vote for proposals to ratify auditors, unless any of the following apply:
An auditor has a financial interest in or association with the company, and is therefore not independent. Fees for non-audit services are excessive, or

[1]	CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 (“ERISA”).

[2]	The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a case-by-case basis, examining: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote on a case-by-case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be considered in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CRO pay.
Majority of Independent Directors/Establishment of Committees
Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.
Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote for proposals to allow or make shareholder action by written consent.
Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholder to act independently of management.
Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote.
Vote for proposals to lower supermajority vote requirements.
Cumulative Voting
Vote against proposals to eliminate cumulating voting.
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Confidential Voting
Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows: IN the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in lace. If the dissidents will not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management’s track record, qualification of director nominees (both slates), and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses
Vote case-by-case. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.
Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
Mergers and Corporate Restructurings
Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.
Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock). Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Management Compensation
Director Compensation
Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.
Employee, Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a case-by-case basis.
Shareholder Proposals regarding Executive and Director Pay
Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking to reprice options are evaluated on a case-by-case basis giving consideration to: historic trading patterns rationale for repricing, value-for-value exchange, options vesting, term of the options, exercise price, and participation.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a case-by-case basis.
Shareholder Proposals on Compensation
Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity. In general, vote case-by-case. While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company.
Securities on Loan
Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on “loan” as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.
Clients Who Vote Their Own Proxies
CRM clients may retain the authority to vote their own proxies in their discretion.
Conflicts and Potential Conflicts of Interest
CRM’s proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.
Disclosure
     CRM, in its written brochure required under Rule 204-3 (the “Form ADV”) shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.
     Recordkeeping
     CRM shall retain the following books and records in, as appropriate, electronic or hard copy form: (i) a copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission), (ii) a record of each vote cast on behalf of clients, (iii) internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations, (iv) copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client, and (v) with respect to votes cast for securities held in any registered investment company, records of CUSIP numbers.
Records for the CRM Mutual Fund Trust shall be recorded and maintained by the Trust.
The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.
Eaton Vance Management
Eaton Vance Management
Boston Management and Research
Eaton Vance Investment Counsel
Proxy Voting Policies and Procedures
     I. Introduction
     Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).
     Overview
Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.
The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.
Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.
No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.
Roles and Responsibilities
Proxy Administrator
The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.
Agent
An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.
Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.
Proxy Group
The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.
For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.
If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.
The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.
Proxy Voting Guidelines (“Guidelines”)
General Policies
It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.
In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.
When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.
Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.
Proposals Regarding Mergers and Corporate Restructurings
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.
Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.
Corporate Structure Matters/Anti-Takeover Defenses
As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).
Social and Environmental Issues
The Advisers generally support management on social and environmental proposals.

Voting Procedures
Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.
WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation
In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.
NON-VOTES: Votes in Which No Action is Taken
The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.
3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted
If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.
The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.
V. Recordkeeping
The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:
A copy of the Advisers’ proxy voting policies and procedures;
Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
A record of each vote cast;
A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.
VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients
Assessment of Agent
The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.
Conflicts of Interest
As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:
Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.
A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.
If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:
The client, in the case of an individual or corporate client;
In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or
The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.
     The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.
     If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’

interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.
     The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.
Adopted June 6, 2003
As Revised January 20, 2005
As Revised August 8, 2005
As Revised February 1, 2006
     Fort Washington Investment Advisors, Inc.
Proxy Voting Policies and Procedures
Fort Washington Investment Advisors, Inc., (the “Adviser”) shall vote proxies related to securities held by our clients for which we serve as the investment adviser in the best interest of our clients. All references in these Proxy Voting Policies and Procedures are limited solely to clients for which we have agreed to vote such proxies. A client may reserve to itself the right to vote proxies.
The Adviser’s authority to vote the proxies of certain clients is established by advisory contracts or comparable documents. In addition to requirements of the Securities and Exchange Commission (“SEC”) governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts.
The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to act solely in the best interest of our clients at all times. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.
Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:
maintain or strengthen the shared interests of stockholders and management;
increase shareholder value; and
maintain or increase shareholder rights generally.
Proxy votes will generally be cast against proposals having the opposite effect of the above. Where we perceive that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, we will generally vote against it. We believe that means for ensuring management accountability to shareholders, in the rare cases where is threatened, must not be compromised.
We generally support shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, our voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

We believe that proposals addressing strictly social or political issues are immaterial to the goal of maximizing the return on funds under our management. We will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.
We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.
We (and our employees) and/or an independent third party provider shall vote in a prudent and timely fashion, only after careful evaluation of the issue(s) presented on the ballot.
We review proxies to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). If we determine that a potential conflict may exist, it shall be reported to our Proxy Voting Committee. The Proxy Voting Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Proxy Voting Committee may resolve a potential conflict in any of the following manners:
If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part;
We may engage an independent third-party to determine how the proxy should be voted; or
We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.
We will use commercially reasonable efforts to determine whether a potential conflict may exist.
We may abstain from voting a client proxy if we conclude that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.
Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy-voting responsibility in writing. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.
We shall maintain certain records required by applicable law in connection with proxy voting activities and shall provide proxy-voting information to a client for which we are responsible for voting proxies upon written request. Clients should contact our Director of Client Services to make such a request.
Our Proxy Voting Procedures and Policy will be reviewed annually. The Proxy Policy Committee will review present procedures and past decisions with the aim of developing the most coherent and understandable proxy voting policy possible. We believe that a careful and continually evolving policy is indispensable to the task of discharging our fiduciary duties as an investment

GE Asset Management, Incorporated
Proxy Voting Policy
General
GE Asset Management Incorporated (GE Asset Management) exercises its fiduciary responsibilities by carefully reviewing, voting and documenting proxies for all voting securities for which it has voting responsibility and acting solely in the best interest of its clients. Each proxy is reviewed individually, managed in accordance with this Proxy Voting Policy and voted consistent with the proxy guidelines (Proxy Guidelines) adopted by the Proxy Committee (as defined below) from time to time. In all cases the ultimate objective in voting proxies is to enhance shareholder value. The Proxy Voting Policy and Proxy Guidelines are provided to GE Asset Management personnel who have responsibility for managing the proxy voting process in an effort to maintain consistency and ensure compliance. Additionally, the Proxy Voting Policy has been adopted by the Board of Directors of GE Asset Management.
Certain clients expressly retain proxy voting responsibility or have entered into a relationship with another party who has been given authority to vote their proxies. Such clients are not subject to this Proxy Voting Policy or the Proxy Guidelines. Additionally, certain other clients have instructed GE Asset Management to vote proxies in accordance with each such client’s proxy voting guidelines. In such cases GE Asset Management will still follow the procedure set forth in the Proxy Voting Policy though the Proxy Guidelines will not be applicable.
Proxy Committee
The Proxy Committee is comprised of between five (5) and ten (10) individuals, including both the Chief Executive Officer and General Counsel of GE Asset Management. Members of the Proxy Committee are appointed by the Board of Directors of GE Asset Management (Board) and will be evidenced by a resolution adopted by the Board. The Proxy Committee participates in the proxy voting process as detailed below and may amend the Proxy Guidelines at any time by unanimous written consent.
Proxies and Corporate Actions Analyst
The Proxies and Corporate Actions Analyst (Proxy Analyst) is an employee of GE Asset Management and has responsibility for facilitating the processing of all proxy votes for any annual or special meeting for all voting securities held in the various GE Asset Management portfolios and monitoring such process.
Annual Review of Proxy Voting Policy and Proxy Guidelines
The Proxy Committee will meet at least annually to review and analyze current issues and update, if necessary, the Proxy Guidelines and Proxy Voting Policy. Appropriate GE Asset Management personnel may also be requested to participate in this meeting.
Third Party Services
GE Asset Management currently utilizes the services of Institutional Shareholder Services, Inc. (ISS) for proxy research, voting, administrative and reporting functions and Investor Responsibility Research Center (IRRC) for research material.
Voting Procedure
1. ISS receives proxy material from custodial banks, Automatic Data Processing (ADP) and directly from companies.
2. For every proxy ISS receives, ISS reviews all proxy material and provides the Proxy Analyst with an analysis of such material, including management’s recommendation of how to vote the proxy, and a vote recommendation based on the Proxy Guidelines or specific client guidelines.
3. The Proxy Analyst reviews each vote recommendation given by ISS and does the following:

a. Domestic and International Routine Corporate Governance Issues and Routine Social Issues: The Proxy Analyst votes in accordance with the ISS recommendation on routine issues.
b. Domestic and International Non-Routine Corporate Governance Issues and Non-Routine Social Issues; Vote with Management: If the issue is determined to be non-routine by the Proxy Analyst, an analyst for the relevant asset class and a Proxy Committee member will review the proxy material and recommend how to vote such proxy. If the recommendation is to vote with management and not inconsistent with the Proxy Guidelines, the process will continue as provided in section (4) below.
c. Domestic and International Non-Routine Corporate Governance Issues and Non-Routine Social Issues; Voting Against Management: If (a) the issue is determined to be non-routine by the Proxy Analyst and either the analyst for the relevant asset class or the Proxy Committee member recommends a vote against management or (b) an analyst seeks in any case to vote contrary to the Proxy Guidelines, then at least two (2) Proxy Committee members will review the proxy material and determine how to vote such proxy. In certain circumstances, an independent third party will be engaged to determine how to vote the proxy (See Material Conflict of Interest below).
4. The vote decision is communicated to ISS. GE Asset Management may abstain from voting a proxy in a limited number of circumstances.
5. ISS votes the proxy through ADP, the solicitors, or the custodian banks, as the case may be.
6. Comprehensive reports of all proxy votes are reviewed semi-annually by the Proxy Analyst and annually by the Proxy Committee.
Issues Involving a Material Conflict of Interest
A material conflict of interest may arise in a situation where the Proxy Analyst or analyst or Proxy Committee member, if voting the proxy, has knowledge of a situation where either GE Asset Management or one of its affiliates would enjoy a substantial or significant benefit from casting its vote in a particular way. Examples of where a material conflict of interest may occur include, but are not limited to, the following examples:
• General Electric Company, the parent of GE Asset Management, is soliciting proxies in connection with a transaction involving an issuer of securities that GE Asset Management holds in its client accounts.
• A plan sponsor of a benefit plan to which GE Asset Management provides services is also the issuer of securities that GE Asset Management holds in its client accounts. However, absent extraordinary circumstances, this situation should not present a material conflict of interest and in no case would a material conflict of interest exist unless the assets of such benefit plan managed by GE Asset Management constituted more than 1% of GE Asset Management’s assets under management.
• An officer or employee of GE Asset Management or one of its affiliates serves as a director of a company during a time when GE Asset Management has an opportunity to vote securities of that company.
If a material conflict of interest does arise, ISS will be solely responsible for determining how to vote the proxy based upon the Proxy Guidelines or specific client guidelines. Should this be impractical, an independent third party will be engaged to determine how to vote the proxy. Additionally, a material conflict of interest form in the form attached hereto (Material Conflict of Interest Form) will be completed and signed by the Proxy Analyst and at least one member of the Proxy Committee. Material Conflict of Interest Form(s), if any, will be provided to the Proxy Committee on an annual basis and, in the case of a mutual fund that holds the portfolio security in question, to the board of such mutual fund at its next regularly scheduled meeting.
Securities Lending Programs
Securities held by a client may be lent out to a borrower. In such an instance, the securities are typically transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where an asset class leader or primary analyst determines that a proxy vote is materially important to a client’s interest and where it is feasible to recall the security on a timely basis, GE Asset Management may use its reasonable efforts to recall the security. GE

Asset Management disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the security before the record date and/or the deadline for voting, as applicable.
Record Retention Policy
GE Asset Management will maintain the following for a period of seven (7) years:
• Proxy Voting Policy.
• Proxy Guidelines.
• Written request for proxy voting records and a written response to such request.
• Any document prepared by an analyst or Proxy Committee member that was material to the voting of a proxy.
GE Asset Management has hired ISS to maintain the following for a period of five (5) years:
• Proxy statements received regarding client securities (unless available through the Securities and Exchange Commission’s EDGAR system).
• Records of votes cast on behalf of clients.
Such records will be made available to GE Asset Management via a website hosted and maintained by ISS or upon request.

Goldman Sachs Asset Management, L.P.
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS
Goldman Sachs Asset Management (“GSAM”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.
Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.
For purposes of this Policy, “GSAM” refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.’s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.
In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams
General Overview
While it is GSAM’s policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.
Active Equity
Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.
In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts.
As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value.
Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.
Quantitative Equity
Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).
Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.
GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.
GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest
Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.
External Managers
Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. GSAM may, however, retain such responsibilities where it deems appropriate.
Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.
Appendix A
ISS Standard Proxy Voting Guidelines Summary
The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (“Policy”) with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related
ISS recommendation on any particular proxy vote or in connection with any individual investment decision.
1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
☐ ☐ An auditor has a financial interest in or association with the company, and is therefore not independent,
☐ ☐ Fees for non-audit services are excessive, or
☐ ☐ There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
a. Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b. Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
c. Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
d. Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3. Shareholder Rights
a. Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
b. Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
c. Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
d. Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
e. Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
a. Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
b. Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
a. Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.
b. Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
It is intended for financing purposes with minimal or no dilution to current shareholders
It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
a. Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
Historic trading patterns
Rationale for the repricing
Value-for-value exchange
Option vesting
Term of the option
Exercise price
Participation
b. Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
Purchase price is at least 85 percent of fair market value;
Offering period is 27 months or less; and
Potential voting power dilution is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.
c. Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
Hotchkis and Wiley Capital Management, LLC
Proxy Voting Policies and Procedures
(As of February 20, 2008)
PURPOSE
The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis and Wiley Capital Management (“HWCM”) to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).
POLICY
HWCM acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). Unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies, HWCM will vote all proxies in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.
When voting proxies for clients, HWCM’s primary concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). HWCM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.
GUIDELINES
Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, HWCM will exercise its best judgement as a fiduciary to vote in the manner which will most enhance shareholder value.
Management Proposals
The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. Generally, in the absence of any unusual or non-routine information, the following items are likely to be supported:
Ratification of appointment of independent auditors
General updating/corrective amendments to charter

Increase in common share authorization for a stock split or share dividend
Stock option plans that are incentive based and not excessive
Election of directors
The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:
Directors’ liability and indemnity proposals
Executive compensation plans
Mergers, acquisitions, and other restructurings submitted to a shareholder vote
Anti-takeover and related provisions
Shareholder Proposals
Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact. In general, HWCM will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, HWCM will support shareholder proposals that are consistent with HWCM’s proxy voting guidelines for board-approved proposals
Generally, shareholder proposals related to the following items are supported:
Confidential voting
Bylaw and charter amendments only with shareholder approval
Majority of independent directors in a board
Generally, shareholder proposals related to the following items are not supported:
Limitations on the tenure of directors
Declassification of the board
Cumulative voting
Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.
Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.
Conflict of Interest
Due to the nature of HWCM’s business and its small size, it is unlikely that conflicts of interest will arise in voting proxies of public companies,. However, if a potential conflict of interest did arise it would typically be a proxy for a company that is also HWCM’s client. In this event, the Compliance Department will review these votes to make sure that HWCM’s proposed votes are consistent with the established guidelines and not prompted by any conflict of interest.
HWCM may receive proxies for companies which are clients of Stephens Inc. (“Stephens”), a full service broker-dealer and investment bank and an affiliate of HWCM.  Stephens does not directly or indirectly participate in HWCM’s policies or decisions with respect to proxy voting.
HWCM employees may own the same securities held by client accounts. The employees vote their securities independently from HWCM’s proxy voting policy.
PROCEDURES
HWCM’s Portfolio Services Department is responsible for ensuring that all proxies received by HWCM are voted in a timely manner and voted consistently across all portfolios. If HWCM is authorized to exercise proxy voting rights for a client account, HWCM will vote the proxies for securities beneficially held by the custodian for the client portfolio as of the record date of the shareholder meetings (settlement date). Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending) will not be voted by HWCM. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.
HWCM subscribes to an independent third party proxy research firm which provides analysis and recommendation for company proxies. On specific items where the board-approved recommendation and the research firm’s recommendation do not agree, HWCM will generally approve the board-approved recommendation if it is consistent with our established guidelines. The HWCM analyst responsible for research for the company makes a determination on how to vote the proxies using our established guidelines.
Whenever HWCM is proposing to vote against the board-approved recommendations or against its established guidelines, the Compliance Department will review these votes to make sure that HWCM’s proposed vote is not prompted by any conflict of interest.
RECORD KEEPING
In accordance with Rule 204-2 under the Advisers Act, HWCM will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that HWCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the HWCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made by clients regarding conflicts of interest in voting the proxy.
HWCM will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how HWCM voted their securities. Clients may obtain information about how their securities were voted or a copy of our Proxy Voting Policies and Procedures free of charge by written request addressed to HWCM.
INVESCO Institutional (N.A.), Inc.
PROXY VOTING POLICIES
AND
PROCEDURES
April 1, 2006
GENERAL POLICY
INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, “INVESCO”), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.
INVESCO believes that it has a duty to manage clients’ assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.
INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.
PROXY VOTING POLICIES
Voting of Proxies
INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

Best Economic Interests of Clients
In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
ISS Services
INVESCO has contracted with Institutional Shareholder Services (“ISS”), an independent third party service provider, to vote INVESCO’s clients’ proxies according to ISS’s proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO’s clients. This may include a review of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.
Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client’s account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.
Proxy Committee
The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.
Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.
The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.
ISS Recusal
When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS’s general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.
Override of ISS Recommendation
There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.
Proxy Committee Meetings
When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.
The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:
describe any real or perceived conflict of interest,
discuss any procedure used to address such conflict of interest, report any contacts from outside parties (other than routine communications from proxy solicitors), and include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.
Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.
Certain Proxy Votes May Not Be Cast
In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.
Proxy Voting Records
Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.
CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO (“INVESCO person”), the interests of INVESCO’s clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO’s affiliates.
Accordingly, each INVESCO person must not put “personal benefit,” whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO’s clients.
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.
The following are examples of situations where a conflict may exist:
Business Relationships – where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;
Personal Relationships – where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and
Familial Relationships – where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).
In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients’ funds are invested in that company’s shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.
It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.
In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.
In addition, members of the Proxy Committee must notify INVESCO’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company’s representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.
Furthermore, members of the Proxy Committee must advise INVESCO’s Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.
ISS PROXY VOTING GUIDELINES
A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS’s website at www.issproxy.com.
APPENDIX A
ACKNOWLEDGEMENT AND CERTIFICATION
I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Date	Signature

LSV Asset Management
Proxy Voting Policy
Voting Responsibility. LSV’s standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client’s account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.
ERISA Accounts. Unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan’s account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.
Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment. Proxy voting decisions must be made solely in the best interests of the client’s account. In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.
LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.
LSV’s purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Institutional Shareholder Services (“ISS”). ISS will implement LSV’s proxy voting process, provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring ISS to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client’s holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV’s use of ISS is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.
Should a material conflict arise between LSV’s interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV’s support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client’s best interest.
LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.
Clients may receive a copy of LSV’s voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
Recordkeeping. In accordance with the recordkeeping rules, LSV will retain:
Copies of its proxy voting policies and procedures.
A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
A record of each vote cast on behalf of a client (maintained by the proxy voting service).
A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).
A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.
Marsico Capital Management LLC
PROXY VOTING POLICY AND PROCEDURES
          Statement of Policy
1. It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.
• MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

• In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on its analysis if such a vote appears consistent with the best interests of clients.
• MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.
• In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. In other cases, MCM might use other procedures to resolve an apparent material conflict.
• MCM may use an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.
• MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control.  Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.
Merganser Capital Management LP
Policies and Procedures
Proxy Voting
Policy – Proxy Voting
Adopted: October 5, 2004
Amended: November 16, 2006
Purpose:
The purpose of this policy is to ensure that proxies are voted in accordance with our clients’ best interests or instructions.
Background:
Rule 275.206(4)-6 of the Investment Advisers Act of 1940 governs proxy voting by investment advisers. It requires advisers to implement written policies and procedures governing how they will vote proxies. It also requires them to disclose to clients, when requested, how they voted certain proxies and to furnish clients with a copy of the advisers’ policies and procedures on proxy voting.
Policy:
Merganser will notify the client giving them the opportunity to vote or instruct us how to vote their proxy. When a client specifically instructs Merganser not to contact them about proxies, Merganser will vote the proxy in a manner which in its best judgment reflects the client’s best economic interest and fosters good corporate governance. In other routine matters, Merganser will vote in accordance with management recommendations.
If requested, Merganser will offer our clients advice on proxy questions.
Merganser will facilitate the proxy voting so as to minimize the administrative burden on our clients.
If our contract assigns responsibility for proxy voting to the client or the client otherwise indicates a desire to vote proxies, Merganser will forward all materials to them for voting.
Procedures – Proxy Voting
Adopted: October 5, 2004
Amended: November 16, 2006
Definitions and Limitations:
Not applicable.
Procedures:
Receipt of proxies
Upon receipt of proxy material, Merganser will date stamp the ballot and forward all material to the Compliance Department (“Compliance”). Compliance will log the receipt on the Proxy Voting Control sheet. Document is in U:\POND\Compliance Documents\Compliance Testing Control Sheets\Proxy Voting Control Sheet.xls.
Review of proxy material
Compliance will review the proxy material. Compliance will then forward a copy of the ballot and other material to the Portfolio Manager (“PM”) for review and recommendation(s). Compliance will offer the PM recommendations where appropriate.
PM will review the proxy material and make recommendation(s) for the client’s consideration. The proxy material will be returned to Compliance with the PM’s recommendations.
Advising clients of our recommendations
Unless Merganser has been directed by the client to vote all proxies without consulting them, the Director of Client Service (“DCS”) will contact the client with our recommendations on voting the proxy and offer the opportunity to instruct us otherwise.
DCS will contact the client by telephone, letter or e-mail to review the proxy material and determine how the client wants to vote. If requested, the DCS, with assistance of the PM, may offer advice to the client. A letter with copies of proxy documents will be sent to the client upon request.
Voting proxies
The proxy material will be returned to Compliance for voting. The vote will be made via Internet whenever possible.
Recordkeeping
A record of the vote, PM recommendations and any client correspondence will be filed in the client legal folder.
Compliance will update the Proxy Voting Control sheet.

Mesirow Financial Management, Inc.
Proxy Voting Policies and Procedures
Introduction:
Currently, the following Proxy Voting Policies and Procedures apply only in the event that Mesirow Financial Investment Management, Inc. has agreed to, or has been instructed to, vote proxies on behalf of a client. Otherwise, it is the general policy of Mesirow Financial that the firm’s registered investment advisors do not vote proxies on behalf of clients.
Mesirow Financial Investment Management, Inc. (MFIM) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of certain of our clients (as described below in the Statement of Policies, Paragraphs A. and B.), is established by certain of our advisory contracts executed by those clients, and our proxy voting policy and procedures have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).
Statement of Policies:
A. Except as otherwise agreed to in writing with an individual client, it is the long-standing policy of MFIM that it has no authority or obligation to take any action or render any advice with respect to the voting of proxies on behalf of its individual (non-institutional) clients.2 This position is stated in MFIM (non-institutional) client agreements. The agreements further state that the client expressly retains the authority and responsibility for the voting of proxies and that the client will be sent any applicable information and documents that MFIM receives to help the client take whatever action the client deems advisable.
B. It is also the long-standing policy of MFIM to accept the discretionary authority to vote proxies on behalf of its institutional clients. This position of accepting such authority is clearly stated in standard MFIM (institutional) Advisory Agreements. These contracts or agreements further state that MFIM will accept such proxy voting authority unless the right to vote proxies is specifically and contractually reserved to the Portfolio’s Trustee(s) under the terms of the Portfolio’s Plan documents.
Policies and Procedures:
A. Individual (Non-Institutional) Clients:
1) As stated above, except as otherwise agreed to in writing with an individual client, it is the policy of MFIM to have no authority or obligation with respect to taking action or rendering advice with respect to the voting of proxies.
2) Any and all proxy voting materials or documentation that MFIM may receive on behalf of an individual client for whom it is not obligated to take action with respect to the voting of proxies, will be sent to the client at the client’s address of record.
3) In the event that a particular client advises MFIM that it does not wish to receive proxy voting materials, MFIM will prepare and send a letter of understanding (Exhibit A, attached) to that client at client’s address of record. Said letter will include client’s verification that MFIM has been instructed not to send proxy materials to the client, will reiterate MFIM’s position of taking no action with respect to proxy voting on the client’s behalf and will require the client’s signature acknowledging receipt and understanding of the contents of the letter. In the circumstance wherein MFIM has not received the executed acknowledgement as just described from the client, MFIM will be required to continue to mail any and all proxy voting materials to the client at the client’s address of record.

B. Institutional Clients:
1) Wherein MFIM has accepted discretionary authority to vote proxies on behalf of its institutional clients, MFIM has elected to utilize an outside, third party proxy voting service (the “Service”). The relationship of this Service to MFIM is independent; the Service is retained on a contractual basis that is reviewed for renewal annually.
2) On an annual basis, the Service will establish and provide MFIM with comprehensive proxy voting guidelines as further described in section 4 below. The Service utilizes these guidelines as its sole basis for its underlying determination for each proxy voted on behalf of MFIM clients.

2 In those instances in which MFIM agrees to vote proxies for individual clients, such proxies will be voted in accordance with the policies and procedures set forth herein with respect to institutional clients.
3) The comprehensive guidelines are reviewed and updated annually, or more often as needed, by MFIM’s Director of Operations. As stated in the introduction, the guidelines are selected and established in a manner reasonably designed to ensure that proxies are voted in the best interests of the clients in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940, as well as in accordance with the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 942,29 C.F.R. 2509.94-2 (July 29, 1994).
4) There are two (2) separate sets of guidelines that are utilized by MFIM which are established by the Service, utilizing its expertise and standing within the financial services industry, as well as our own. One set is for Taft-Hartley clients, the other set is for non-Taft-Hartley clients. In reference to Taft-Hartley clients, MFIM has instructed the Service to vote Taft-Hartley accounts and other union related accounts in accordance with the Taft-Hartley proxy voting guidelines, as established by the Service. In reference to the non-Taft-Hartley accounts, the proxies are to be voted in accordance with a separate and mutually exclusive set of proxy voting guidelines, established by the Service.
5) Wherein the comprehensive guidelines state that particular proxy items in certain categories are to be voted on a case-by-case basis, MFIM’s Director of Operations will read and review the appropriate proxy information; review the research that is available on the website of the Service; may consult with the appropriate portfolio manager(s); may call the contact personnel at the Service for additional guidance and input and then reach the decision on voting such proxy that best serves the interests of the client(s).
Communications/Availability of Information to Clients:
A. Each institutional client of MFIM, and each individual client for whom it has been agreed to in writing that MFIM will vote proxies, is advised by MFIM at the time of executing the appropriate client agreement or contract that MFIM will be utilizing an outside proxy voting service on the client’s behalf. A standard letter is subsequently sent to the client (Exhibit B, attached) that provides background information and further describes the Service. A second standard letter is sent (Exhibit C, attached) to the client’s custodian to advise the custodian that the Service is being utilized, that identifies the Service and provides the necessary mailing information in order for the custodian to appropriately mail proxy information to the Service.
B. In the event that a client of MFIM requests information as to how a particular proxy had been voted on that client’s behalf, MFIM will obtain that specific voting information from the Service and then provide it to the client in a timely manner. MFIM will maintain a record of all such requests and its subsequent responses to the client. Under no circumstance will MFIM disclose to a third party how a proxy had been voted by the Service on behalf of a client without that client’s express, written consent.
C. Each individual (non-institutional) client of MFIM, except as has been otherwise agreed to in writing with an individual client, is advised by MFIM at the time of executing the appropriate client agreement or contract that it is the policy of MFIM, as expressly stated in the client agreement, that MFIM will have no authority or obligation to take any action with respect to the voting of proxies. All proxy voting materials that MFIM may receive will be forwarded to the client at the client’s address of record. Should the client instruct MFIM that it does not wish to be sent the proxy information, as stated above in Paragraph A.3. of Section Policies and Procedures, the client will be required to sign and acknowledge a letter of understanding to that effect (Exhibit A, attached). MFIM will maintain a copy of all such executed letters of understanding.

D. In the event that a client of MFIM (for whom/which MFIM votes proxies) requests a copy of MFIM’s Proxy Voting Policies and Procedures, MFIM will provide said Policies and Procedures within a reasonable amount of time to the client at client’s address of record. MFIM will maintain a record of all such requests and its subsequent responses to the client.
E. At the time of executing the appropriate MFIM Client Agreement, a new MFIM client is provided a copy of MFIM’s Part II of Form ADV as required under the Brochure Rule. Such Part II of Form ADV includes a summary of MFIM’s Proxy Voting Policies and Procedures in Item 1.D. and is subsequently offered to MFIM clients on an annual basis.
Recordkeeping:
A. It is the policy of MFIM to maintain all appropriate records and documentation pertaining to all aspects of its Proxy Voting Policies and Procedures in compliance with the recordkeeping requirements under General Rule 204-2 of the Investment Advisers Act of 1940. As such, all records and documentation will be maintained and preserved by MFIM in appropriate MFIM offices for two (2) years after such records and documentation are created and for three (3) additional years in an easily accessible place.
B. Such records should include: (1) a copy of MFIM’s policies and procedures; (2) a copy of each set of annual guidelines and any and all amendments and/or updates;
(3) each written client request for proxy voting records and MFIM’s written response to any (written or oral) client request for such records; (4) each written client request for a copy of MFIM’s Proxy Voting Policies and Procedures and MFIM’s written response to any (written or oral) client request for said Policies and Procedures; (5) a copy of the annual contract with the Service; (6) a copy of any and all correspondence pertaining to proxy voting matters, including letter(s) of instruction as described above in Paragraph C. of Section Communications / Availability of Information to Clients.
Responsibility and Oversight:
A. MFIM has designated its Director of Operations as responsible for administering and overseeing the proxy voting process.
B. The responsibilities of the Director of Operations shall include (1) establishing and maintaining the relationship with the selected proxy voting Service; (2) ensuring that the contract with the Service is reviewed and updated prior to the annual renewal date and subsequently executing the contract; (3) updating the required information pertaining to the establishment of the “guidelines” at least annually and any time during the year as needed and promptly submitting such amendments to the Service;
(4) conferring with MFIM’s portfolio managers and analysts to discuss and ensure that the guidelines continue to be formulated in the best interests of MFIM’s clients;
(5) oversee and monitor the activities of the Service from time to time to ensure adherence with the guidelines;
(6) oversee and supervise MFIM’s portfolio managers and administrative staff to ensure that both routine and special request documentation is provided to clients in a timely manner, and that all such documentation is retained in accordance with Rule 204-2 as described above.
Conflicts of Interest:
MFIM is currently not aware of any specific conflicts of interest. However, should MFIM become aware of a conflict of interest, it will rely on, and the Service shall vote in accordance with, its pre-determined policies as set forth in the guidelines if application of such policies to the matter at hand involves discretion on the part of MFIM.

OFI Institutional Asset Management, Inc.
PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
and
PROXY VOTING GUIDELINES
(as of December 1, 2007)
These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OFI Institutional Asset Management, Inc. (“OFII”) in voting portfolio proxies relating to securities held by clients, including separately managed accounts, private funds and registered investment companies advised or sub-advised by OFII (“Fund(s)”). References in the Proxy Voting Policies and Procedures and Guidelines to “Board of Directors/Trustees” and “OFI Fund Board(s)” shall be deemed to be references to OFII and OFII shall be deemed (i) the party responsible for taking any action or making any determination required to be made by the “Board of Directors/Trustees” and/or “OFI Fund Board(s)”, and/or (ii) the party with discretion to take any action or make any determination reserved to the discretion of the “Board of Directors/Trustees” and/or “OFI Fund Board(s)”.
A. Funds for which OFI has Proxy Voting Responsibility
OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.
Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.
Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.
The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.
B. Proxy Voting Committee
OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.
The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.
The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.
The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C. Administration and Voting of Portfolio Proxies
1. Fiduciary Duty and Objective
As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.
In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.
2. Proxy Voting Agent
On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.
In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.
3. Material Conflicts of Interest
OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:
OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;
an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;
a company that is a significant selling agent of OFI’s products and services solicits proxies;
OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or
OFI and the company have a lending or other financial-related relationship.
In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.
OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);
If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;
If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.
4. Certain Foreign Securities
Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).
5. Securities Lending Programs
The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.
If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.
6. Shares of Registered Investment Companies (Fund of Funds)
Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).
C. Fund Board Reports and Recordkeeping
OFI will prepare periodic reports for submission to the Board describing:
any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

     In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.
OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:
these Policies and Procedures, as amended from time to time;
Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
Records of written client requests for proxy voting information and any written responses of OFI to such requests; and
Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.
D. Amendments to these Procedures
In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.
E. Proxy Voting Guidelines
The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.
APPENDIX A
OppenheimerFunds, Inc. and Oppenheimer Funds
Portfolio Proxy Voting Guidelines
(as of December1, 2007)
1. OPERATIONAL ITEMS
Amend Quorum Requirements.
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
Amend Minor Bylaws.
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name.
Vote WITH Management
Change Date, Time, or Location of Annual Meeting.
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business.
Vote AGAINST proposals to approve other business when it appears as voting item.
AUDITORS
Ratifying Auditors
Vote FOR Proposals to ratify auditors, unless any of the following apply:
An auditor has a financial interest in or association with the company, and is therefore not independent.
Fees for non-audit services are excessive.
There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote AGAINST shareholder proposals asking for audit firm rotation.
Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
2.0 THE BOARD OF DIRECTORS
Voting on Director Nominees
Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
Composition of the board and key board committees
Attendance at board meetings
Corporate governance provisions and takeover activity
Long-term company performance relative to a market index
Directors’ investment in the company
Whether the chairman is also serving as CEO
Whether a retired CEO sits on the board
WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD.

These instances include directors who:
Attend less than 75% of the board and committee meetings without a valid excuse.

Implement or renew a dead-hand or modified dead-hand poison pill
Ignore a shareholder proposal that is approved by a majority of the shares outstanding.
Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
Failed to act on takeover offers where the majority of the shareholders tendered their shares.
Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.
Are audit committee members; and the non-audit fees paid to the auditor are excessive.
Enacted egregious corporate governance policies or failed to replace management as appropriate.
Are inside directors or affiliated outside directors; and the full board is less than majority independent.
Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board. (The term “public company” excludes an investment company.)
Serve on more than six public company boards. (The term “public company” excludes an investment company.)
Additionally, the following should result in votes being WITHHELD (except from new nominees):
If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.
If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.
Board Size
Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.
Cumulative Voting
Vote FOR proposal to eliminate cumulative voting.
2.5 Require Majority Vote for Approval of Directors
Vote AGAINST proposal to require majority vote approval for election of directors
2.6 Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.
Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.
Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

Only if the director’s legal expenses would be covered.
2.7 Establish/Amend Nominee Qualifications
Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.
2.8 Filling Vacancies/Removal of Directors.
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
2.9 Independent Chairman (Separate Chairman/CEO)
Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
Two-thirds independent board
All-independent key committees
Established governance guidelines
The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.
2.10 Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
2.11 Open Access
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)
2.12 Stock Ownership Requirements
Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of: Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.
Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
2.13 Age or Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.
3.0 PROXY CONTESTS
3.1 Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
Long-term financial performance of the target company relative to its industry

Management’s track record
Background to the proxy contest
Qualifications of director nominees (both slates)
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
Stock ownership position
3.2 Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.
3.3 Confidential Voting
Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.
4.0 ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
     4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2 Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
4.3 Poison Pills
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).
Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
4.4 Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
4.5 Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
4.6 Establish Shareholder Advisory Committee
Vote WITH Management
4.7 Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
5.0 MERGERS AND CORPORATE RESTRUCTURINGS
5.1 Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
5.2 Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

Purchase price

Fairness opinion

Financial and strategic benefits

How the deal was negotiated

Conflicts of interest

Other alternatives for the business

Non-completion risk
5.3 Asset Sales
Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

Impact on the balance sheet/working capital

Potential elimination of diseconomies

Anticipated financial and operating benefits

Anticipated use of funds

Value received for the asset

Fairness opinion

How the deal was negotiated

Conflicts of interest
5.4 Bundled Proposals
Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
5.5 Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.
5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
Dilution to existing shareholders’ position

Terms of the offer

Financial issues

Management’s efforts to pursue other alternatives

Control issues

Conflicts of interest
Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
5.7 Formation of Holding Company
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
The reasons for the change

Any financial or tax benefits

Regulatory benefits

Increases in capital structure

Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.
Adverse changes in shareholder rights.
5.8 Going Private Transactions (LBOs and Minority Squeezeouts)
Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:
Offer price/premium

Fairness opinion

How the deal was negotiated

Conflicts of interests

Other alternatives/offers considered

Non-completion risk
5.9 Joint Venture
Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
Percentage of assets/business contributed

Percentage of ownership

Financial and strategic benefits

Governance structure

Conflicts of interest

Other alternatives

Non-completion risk

5.10 Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.
5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
Prospects of the combined company, anticipated financial and operating benefits

Offer price (premium or discount)

Fairness opinion

How the deal was negotiated

Changes in corporate governance

Change in the capital structure

Conflicts of interest
5.12 Private Placements/Warrants/Convertible Debenture
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
Dilution to existing shareholders’ position

Terms of the offer

Financial issues

Management’s efforts to pursue other alternatives

Control issues

Conflicts of interest
5.13 Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
Tax and regulatory advantages

Planned use of the sale proceeds

Valuation of spinoff

Fairness opinion

Benefits to the parent company

Conflicts of interest

Managerial incentives

Corporate governance changes

Changes in the capital structure
5.14 Value Maximization Proposals
Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.
5.15 Severance Agreements that are Operative in Event of Change in Control
Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)
6.0 STATE OF INCORPORATION
6.1 Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

6.2 Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.
6.3 Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.
6.4 Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
6.5 Freezeout Provisions
Vote FOR proposals to opt out of state freezeout provisions.
6.6 Greenmail
Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
6.7 Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
6.8 Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
6.9 State Anti-takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
     7.0 CAPITAL STRUCTURE
     7.1 Adjustments to Par Value of Common Stock
     Vote FOR management proposals to reduce the par value of common stock.
7.2 Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
7.3 Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

7.4 Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
7.5 Preemptive Rights
Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
7.6 Preferred Stock
Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.
7.7 Pledge of Assets for Debt (Generally Foreign Issuers)
OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.
In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.
7.8 Recapitalization
Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
More simplified capital structure

Enhanced liquidity

Fairness of conversion terms

Impact on voting power and dividends

Reasons for the reclassification

Conflicts of interest

Other alternatives considered
7.9 Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.
7.10 Share Purchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
7.11 Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12 Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.
8.0 EXECUTIVE AND DIRECTOR COMPENSATION
8.1 Equity-based Compensation Plans
Vote compensation proposals on a CASE-BY-CASE basis.
In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.
Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.
8.2 Director Compensation
Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes excessive compensation proposals, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.
8.3 Bonus for Retiring Director
Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.
8.4 Cash Bonus Plan
Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.
8.5 Stock Plans in Lieu of Cash
Generally vote FOR management proposals, unless OFI believe the proposal is excessive.
In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.
Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Vote FOR plans which do not
8.6 Director Retirement Plans
Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.
Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.7 Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
Historic trading patterns

Rationale for the repricing

Value-for-value exchange

Option vesting

Term of the option

Exercise price

Participation
8.8 Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Votes FOR employee stock purchase plans where all of the following apply:
Purchase price is at least 85% of fair market value

Offering period is 27 months or less

The number of shares allocated to the plan is 10% or less of the outstanding shares

Votes AGAINST employee stock purchase plans where any of the following apply:

Purchase price is at least 85% of fair market value

Offering period is greater than 27 months

The number of shares allocated to the plan is more than 10% of the outstanding shares
8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
8.10 Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)
8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
Vote WITH MANAGEMENT.
8.12 401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.
8.13 Shareholder Proposals Regarding Executive and Director Pay
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.14 Performance-Based Stock Options
Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or
The company demonstrates that it is using a substantial portion of performance-based awards for its top executives
8.15 Pay-for-Performance
Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:
What aspects of the company’s short-term and long-term incentive programs are performance driven?
Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

What type of industry does the company belong to?

Which stage of the business cycle does the company belong to?
8.16 Golden Parachutes and Executive Severance Agreements
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
The parachute should be less attractive than an ongoing employment opportunity with the firm

The triggering mechanism should be beyond the control management

The amount should not exceed three times base salary plus guaranteed benefits
8.17 Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
8.18 Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
8.19 Claw-back of Payments under Restatements
Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement
The nature of the proposal where financial restatement is due to fraud

Whether or not the company has had material financial problems resulting in chronic restatements

The adoption of a robust and formal bonus/equity recoupment policy
If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal
If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.
9.0 SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES
     In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

     Perimeter Capital Partners, LLC
Proxy Voting
Issue
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.
Perimeter votes proxies for the majority of its Clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.
Risks
In developing this policy and procedures, Perimeter considered numerous risks associated with its voting of client proxies. This analysis includes risks such as: Proxies are not voted in Clients’ best interests.
Proxies are not identified and voted in a timely manner. The third-party proxy voting services utilized by Perimeter is not independent.
Proxy voting records and client requests to review proxy votes are not maintained.
Perimeter has established the following guidelines as an attempt to mitigate these risks.
Policy
It is the policy of Perimeter to vote proxies in the interest of maximizing value for Perimeter’s Clients. Proxies are an asset of a Client, which should be treated by Perimeter with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, Perimeter will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.
Any general or specific proxy voting guidelines provided by a Client or its designated agent in writing will supersede this policy. A Client may have its proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.
Procedures for Voting Proxies
Perimeter has retained Glass, Lewis & Co. (“Glass, Lewis”) to assist in the coordination and voting of Client proxies. The CCO is responsible for managing the relationship with Glass, Lewis. The CCO shall ensure that all proxies are being properly voted and that Glass, Lewis is retaining all of the appropriate proxy voting records.
Perimeter assumes voting responsibility for all Client accounts unless explicitly noted otherwise in the Client’s advisory agreement. Perimeter will generally cast votes for all shares for which the Company has voting authority, with the possible exception of share blocking markets. In some non-U.S. markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian level in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, Perimeter retains the right to vote or not, based on the determination of Perimeter’s investment personnel. Glass, Lewis sends a weekly report of upcoming meetings in blocking markets detailing each client account entitled to vote, the number of shares held, type of meeting and blocking period. The CCO will monitor these upcoming meetings, consult with Perimeter’s investment team members responsible for each industry or market and arrive at a decision on whether or not to vote. If the decision is made to vote, Perimeter will process votes through Glass, Lewis.

The following general guidelines are to be followed when possible:
- Glass, Lewis will monitor and keep track of all voting proxies.
- Glass, Lewis will analyze each vote and provide Perimeter with its recommendation, which recommendation shall be pursuant to the guidelines previously agreed to by Perimeter and Glass, Lewis.
- The member of the investment team who covers the security shall be responsible for reviewing the proxy and Glass, Lewis’ recommendation and make a determination on how the Company should vote such proxy. If the vote of Perimeter investment team member is contrary to Glass, Lewis’ recommendation, then the investment team member shall provide a brief explanation of such vote.
- The investment team shall have its recommendation voted through Glass, Lewis.
In certain limited circumstances, a proxy may be received from sources other than Glass, Lewis. In such circumstances, the CCO shall use the above guidelines and be responsible for maintaining the history and record customarily retained by Glass, Lewis.
Resolving Potential Conflicts of Interest
We recognize that conflicts of interest may arise due to a variety of reasons and the CCO will reasonably try to assess any material conflicts between Perimeter’s interests and those of its clients with respect to proxy voting. If the CCO detects a conflict of interest, Glass, Lewis will evaluate the ballot issue and, using our pre-determined guidelines and their research, make an objective voting decision based upon criteria such as the financial implication of the proposal and impact on shareholder rights. In exceptional circumstances, for instance in the case of a merger or acquisition which may have significant economic implications for our client’s portfolios, we may solicit input from the applicable Perimeter investment team and possibly override the voting recommendation of Glass, Lewis.
Conflicts of Interest
Perimeter realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the CCO of any material conflict that may impair Perimeter’s ability to vote proxies in an objective manner.
In addition, any attempts by others within Perimeter to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. Further, any attempts by persons or entitles outside Perimeter to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to legal counsel.
Procedures for Perimeter’s Receipt of Class Actions
Perimeter recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.
If “Class Action” documents are received by Perimeter for a separate account client, Perimeter will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that Perimeter is not qualified to make for such client. Therefore Perimeter will not file “Class Actions” on behalf of any separate account client.
If “Class Action” documents are received by Perimeter for a pooled fund client, Perimeter will gather requisite information and file a Proof of Claim form with the Claims Administrator if deemed appropriate and in the best interest of shareholders of the pooled fund. Any sums received from the settlement fund will be credited to the account of the pooled fund client.

Recordkeeping
Perimeter will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Director of Third-Party Distribution & Client Relations will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes
• Any request, whether written (including e-mail) or oral, received by any Employee of Perimeter, must be promptly reported to the CCO. All written requests must be retained in the permanent file.
• The CCO will record the identity of the client, the date of the request, and the action taken as a result of the request, in a suitable place.
• In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the CCO may distribute to any client requesting proxy voting information the complete proxy voting record of Perimeter for the period requested.
• Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.
• Clients are permitted to request the proxy voting record for the five-year period prior to their request.
Proxy statements received regarding client securities
• Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: Perimeter is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.
Proxy voting records
• A record of how Perimeter voted Client proxies.
• Documents prepared or created by Perimeter that were material to making a decision on how to vote, or that memorialized the basis for the decision.
• Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.
Disclosure
Perimeter will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how Perimeter voted their securities.
Proxy Solicitation
As a matter of practice, it is Perimeter’s policy to not reveal or disclose to any client how Perimeter may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.
Perimeter will never disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.
RiverSource Investments LLC
Excerpt from RiverSource ADV Brochure dated September 24, 2007
INFORMATION REGARDING PROXY VOTING POLICIES AND PROCEDURES
Our proxy voting policies and procedures are designed to satisfy our fiduciary obligation with respect to proxy voting in situations where we have been vested with proxy voting authority. In voting proxies on behalf of our advisory clients, we apply the following general principles in an effort to satisfy this fiduciary obligation:
Maximizing shareholder value;
considering all relevant factors; and
voting without undue influence from individuals or groups.
We have adopted proxy voting guidelines covering certain types of proposals. These guidelines indicate whether we vote for or against a particular proposal, or whether the matter should be considered on a case-by-case basis. Where we are vested with proxy voting authority, and in the absence of specific guidelines provided by a client, the voting guidelines will generally result in proxies on a given issue being voted for our client accounts in the same fashion as proxies being voted for the accounts of certain affiliates that have adopted the same voting guidelines as us. However, recognizing that we and our affiliates each have an independent fiduciary obligation with respect to the voting of proxies, the proxy voting policies fully preserve our ability, and the ability of each affiliate, to vote in a manner contrary to one or more other affiliates.
Examples of the approach taken in RiverSource Investments’ proxy voting guidelines with respect to certain types of proposals include:
Corporate governance matters – RiverSource Investments supports proxy proposals that we believe are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example, we support the annual election of all directors and proposals to eliminate classes of directors. In a routine election of directors, we will generally vote with management’s recommendations because we believe that management is in the best position to know what qualifications are required of directors to form an effective board. However, we will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria.
Stock option plans and other management compensation issues – RiverSource Investments expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. We believe that equity compensation awards can be a useful tool, when not abused, for retaining and motivating employees to engage in conduct that will improve the performance of the company. We vote against proxy proposals that dilute shareholder value excessively and we vote in favor of proposals that seek to align the long-term interests of management and shareholders.
In exercising our proxy voting responsibilities, we may rely upon the recommendations of our third party research provider in situations where it is possible to establish voting criteria that are consistent with the intent of our voting guidelines. A complete copy of our discretionary proxy voting guidelines is available upon request.
Where RiverSource Investments is vested with proxy voting authority, it is our policy to vote all proxies on behalf of the client. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside our control, not all proxies may be voted. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies. We have implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between the interests of RiverSource Investments and those of its clients.

The administration of our proxy voting process is handled by a central point of administration at RiverSource Investments (the “Proxy Administrator”) servicing us and our affiliates that have adopted the same voting guidelines. Among other duties, the Proxy Administrator coordinates with our third party proxy voting and research services. The Proxy Administrator also identifies situations where the guidelines do not clearly require that we vote in a particular manner and assists in researching and making voting recommendations. In addition, while we and each of our affiliates ultimately decides how each proxy will be voted, a Proxy Voting Committee reviews policies and procedures and helps ensure quality and objectivity in connection with our proxy voting procedures. The Committee serves a general oversight function designed to ensure that each affiliate’s interests are represented with respect to proxy voting procedures.
In voting proxies on behalf of clients, we seek to carry out our responsibilities without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. To identify and address potential conflicts of interest, the Proxy Administrator identifies those instances in which we or one of our affiliates intends to vote in a manner inconsistent with the guidelines or when a proxy proposal is not covered by the guidelines. In these cases, certain conflict of interest reviews are conducted. If a conflict is identified, the Proxy Administrator will coordinate with the Committee to facilitate a resolution that is consistent with our fiduciary obligations. With respect to Ameriprise Financial, Inc. proxies, we vote in accordance with the recommendation of an independent third party.
The proxy voting structure adopted by us and our affiliates is designed to ensure that each affiliate is satisfying its fiduciary and other regulatory obligations that govern the voting of proxies while allowing each affiliate to vote proxies based on what it believes is prudent and will maximize long-term shareholder value.
We maintain proxy voting records and related records designed to meet our obligations under applicable law. Where permitted by and in accordance with applicable law, we may rely on third parties to make and retain, on our behalf, a copy of the relevant records. Clients may obtain a complete copy of our proxy voting policies and other information regarding how their proxies were voted upon request by writing to RiverSource Investments at the address set forth on the first page of this brochure or calling the phone number that appears on that page.
RS Investment Management Co. LLC
PROXY VOTING POLICIES AND PROCEDURES
These proxy voting policies and procedures are available to all advisory clients of a Fund Adviser upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.
I. RS Investment Management Co. LLC
PROXY VOTING POLICIES AND PROCEDURES
November 10, 2005
Purpose and General Statement
     The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which RS Investments votes the securities owned by its advisory clients for which RS Investments exercises voting authority and discretion (the “Proxies”). The advisory clients for which RS Investments votes Proxies are registered investment companies and certain other institutional accounts. These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the Advisers take no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to an Adviser, these policies and procedures apply equally to registered investment companies and other institutional accounts.
Policies Relating to Proxy Voting
     The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers. The Advisers do not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect our voting decisions on behalf of our clients. All Adviser personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.
          It is the general policy of an Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, the Advisers reserve the right to abstain on any particular vote or otherwise withhold their vote on any matter if in the judgment of an Adviser, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients.
          Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Advisers to maintain the confidentiality of the particular votes that it casts on behalf of our clients. Registered investment company clients disclose the votes cast on their behalf by an Adviser in accordance with their legal and regulatory requirements. Any other institutional client of an Adviser can obtain details of how its Adviser has voted the securities in its account by contacting the client’s designated service representative.
Proxy Policy Committee
          Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the “Committee”) currently comprising four members. The members of this Committee are the Chief Executive Officer, the General Counsel, the Chief Compliance Officer, and a Legal Counsel. The Chief Executive Officer serves as Chair of the Committee. The Committee may change its structure or composition from time to time.
          A portfolio manager’s recommendation of an override of the Guidelines (as defined below) will be accepted with the approval of any two members of the Committee. The Committee meets to consider Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the Chief Executive Officer shall determine. In addition, the Committee generally holds a regular meeting during each calendar quarter, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.
          On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting. At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.
Proxy Voting Procedures
          The Advisers have retained Institutional Shareholder Services, Inc. (“ISS”) to vote proxies for the accounts of our advisory clients. ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as an Adviser. ISS receives a daily electronic feed of all holdings in the Advisers’ voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm’s decision to use ISS, there is generally no physical handling of Proxies by an Adviser’s personnel.

          The Advisers have adopted proxy voting guidelines (the “Guidelines”) that set forth how the Advisers plan to vote on specific matters presented for shareholder vote. The Guidelines are attached as Annex A to these policies and procedures. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from an Adviser, ISS will automatically vote in accordance with the Guidelines.
          Each Adviser reserves the right to override the Guidelines when it considers that such an override would be in the best interest of our clients, taking into consideration all relevant facts and circumstances at the time of the vote. See “Procedures for Overriding the Guidelines” below.
          In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). Special Votes will be addressed according to the procedures discussed below at “Procedures Regarding Special Votes”.
     In advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that ISS has prepared with respect to the vote. In the case of Special Votes, ISS notifies the Advisers of the vote and the relevant deadline. The Compliance Department accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.
Procedures for Overriding the Guidelines
          If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires an Adviser to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.
     In the case of a portfolio manager or analyst who believes an Adviser should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Compliance Department. The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between an Adviser, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest.
     If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to the Committee for ratification. If the Committee agrees that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override. The Compliance Department will instruct ISS accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.
          If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable, the following:
a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;
data regarding client holdings in the relevant issuer;
information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;
the vote indicated by the Guidelines, together with any relevant information provided by ISS; and

the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or analyst, as the case may be.
          After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question. Whether or not the Committee authorizes an override, the Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.
Procedures Regarding Special Votes
     If the Chief Compliance Officer is informed by ISS or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Committee. The Committee will review any information provided by ISS or the Compliance Department regarding the Special Vote, and, in its discretion, may also consult with the relevant portfolio manager or analyst. If, after this review, the Committee agrees with ISS that the vote is not covered by the Guidelines, the Committee will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of an Adviser. As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Committee for ratification. If the Committee determines that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct ISS to vote based on the decision of the portfolio manager. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.
          If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable the following:
a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;
data regarding client holdings in the relevant issuer;
information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;
analysis prepared by ISS with respect to the Special Vote; and
other relevant information.
          After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Compliance Department will then inform ISS of this decision and instruct ISS to vote the Special Vote accordingly. The Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.
     Undue Influence
          If at any time any person is pressured or lobbied either by an Adviser’s personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Committee. The Committee will consider this information when making its decision to recommend an override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).

Record Keeping
          Each Adviser, or ISS, as the Advisers’ agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:
a copy of these policies and procedures;
proxy statements received regarding client securities are maintained by ISS;
a record of each vote cast is maintained by ISS, and such records are accessible to designated an Adviser personnel at any time;
a copy of any document created by an Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
each written client request for proxy voting records and the Adviser’s written response to any (written or oral) client request for such records.
ANNEX A

ANNEX A

PROXY VOTING GUIDELINES FOR U.S. COMPANIES

RS Investments

Default:

Bundled:

Elect Directors (1000)

1000-1	Always Vote FOR all uncontested director nominees.

1000-2	WITHHOLD votes from ALL nominees if the board lacks an audit, compensation, or nominating committee.

1000-3	WITHHOLD votes from ALL nominees IF the board will consist of more than XX directors after the election.

1000-4	WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX directors after the election.

1000-5	WITHHOLD votes from ALL nominees IF the company has adopted a classified board structure for the election of directors.

1000-6	WITHHOLD votes from ALL nominees IF the company does not have an independent chair or lead director.

1000-7	WITHHOLD votes from ALL nominees IF the board does not include at least one woman director.

1000-8	WITHHOLD votes from ALL nominees IF the board does not include at least one minority director.

1000-9	WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting support in the prior two years.

1000-10	WITHHOLD votes from ALL nominees if the board adopted or renewed a poison pill without shareholder approval during the current or prior year.

1000-11	WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF XX% or more of the directors are not independent.

1000-12	WITHHOLD votes from ANY employee nominee who serves on the audit, compensation, or nominating committee.

1000-13	WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF XX% or more of directors serving on the audit committee are not independent.

1000-14	WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF 25% or more of directors serving on the compensation committee are not independent.

1000-15	WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee IF XX% or more of directors serving on the nominating committee are not independent.

1000-16	WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year exceed XX% of the aggregate fees paid to the company’s outside auditor.

1000-17	WITHHOLD votes from ANY nominee who is retired from active employment and serves on boards at more than 3 other major companies.

1000-18	WITHHOLD votes from ANY nominee who is employed full-time and serves on boards at more than 2 other major companies.

1000-19	WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.	X

1000-20	WITHHOLD votes from ANY nominee who has served on the board for more than XX years.

1000-21	WITHHOLD votes from ANY nominee who owns no company stock and has served on the board for more than XX years.

1000-22	WITHHOLD votes from ANY nominee who is more than XX years old.

1000-23	WITHHOLD votes from ANY shareholder-nominated nominee.

1000-24	WITHHOLD votes from ANY nominee who is the target of a “vote no” campaign.

1000-25	WITHHOLD votes from ANY nominee if the company does not ask for shareholder approval to ratify its auditors.

Contested Election of Directors (1001)

1001-1	Always vote FOR all management nominees.	X

1001-2	Always vote AGAINST all management nominees.

Ratify Selection of Auditors (1010)

1010-1	Always vote FOR a management proposal to ratify the board’s selection of auditors.

1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	X

1010-3	Vote AGAINST IF the non-audit services exceed XX% of fees.

1010-4	Vote AGAINST IF the auditors have served more than XX consecutive years.

Approve Name Change (1020)

1020-1	Always vote FOR a management proposal to change the company name.	X

1020-2	Always vote AGAINST a management proposal to change the company name.

Approve Other Business (1030)

1030-1	Always vote FOR a management proposal to approve other business.	X

1030-2	Always vote AGAINST a management proposal to approve other business.

Adjourn Meeting (1035)

1035-1	Always vote FOR a management proposal to adjourn the meeting.	X

1035-2	Always vote AGAINST a management proposal to adjourn the meeting.

Approve Technical Amendments (1040)

1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X

1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

Approve Financial Statements (1050)

1050-1	Always vote FOR a management proposal to approve financial statements.	X

1050-2	Always vote AGAINST a management proposal to approve financial statements.

Increase Authorized Common Stock (1100)

1100-1	Always vote FOR a management proposal to increase authorized common stock.

1100-2	Always vote AGAINST a management proposal to increase authorized common stock.

1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.

1100-4	Vote AGAINST IF the dilution represents more than 10% of current authorized shares.	X

Decrease Authorized Common Stock (1101)

1101-1	Always vote FOR a management proposal to decrease authorized common stock.	X

1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.

Amend Authorized Common Stock (1102)

1102-1	Always vote FOR a management proposal to amend authorized common stock.

1102-2	Always vote AGAINST a management proposal to amend authorized common stock.	X

Approve Common Stock Issuance (1103)

1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.

1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.	X

1103-3	Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power before the stock issuance.

1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.

1103-5	Vote AGAINST IF the issued common stock has superior voting rights.

Approve Issuance or Exercise of Stock Warrants (1104)

1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.

1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.	X

1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

Authorize Preferred Stock (1110)

1110-1	Always vote FOR a management proposal to authorize preferred stock.

1110-2	Always vote AGAINST a management proposal to authorize preferred stock.	X

1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Increase Authorized Preferred Stock (1111)

1111-1	Always vote FOR a management proposal to increase authorized preferred stock.

1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.	X

1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.

1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Decrease Authorized Preferred Stock (1112)

1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	X

1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.

Cancel Series of Preferred Stock (1113)

1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	X

1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

Amend Authorized Preferred Stock (1114)

1114-1	Always vote FOR a management proposal to amend preferred stock.

1114-2	Always vote AGAINST a management proposal to amend preferred stock.	X

Approve Issuance or Conversion of Preferred Stock (1115)

1115-1	Always vote FOR a management proposal to issue or convert preferred stock.

1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.	X

1115-3	Vote AGAINST IF the dilution represents more than XX% of the total voting power.

1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

Eliminate Preemptive Rights (1120)

1120-1	Always vote FOR a management proposal to eliminate preemptive rights.	X

1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.

Restore Preemptive Rights (1121)

1121-1	Always vote FOR a management proposal to create or restore preemptive rights.

1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.	X

Authorize Dual Class Stock (1130)

1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.

1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.	X

1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.

Eliminate Dual Class Stock (1131)

1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	X

1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

Amend Dual Class Stock (1132)

1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.

1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.	X

Increase Authorized Dual Class Stock (1133)

1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.

1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.	X

1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.

1133-4	Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.

1133-5	Vote AGAINST IF the dilution is more than XX% of the class of stock.

Approve Share Repurchase (1140)

1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X

1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.

Approve Stock Split (1150)

1150-1	Always vote FOR a management proposal to approve a stock split.	X

1150-2	Always vote AGAINST a management proposal to approve a stock split.

Approve Reverse Stock Split (1151)

1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X

1151-2	Always vote AGAINST a management proposal to approve reverse a stock split.

1151-3	Vote AGAINST IF the company does not intend to proportionally reduce the number of authorized shares.

Approve Merger/Acquisition (1200)

1200-1	Always vote FOR a management proposal to merge with or acquire another company.	X

1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.

1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.

1200-4	Vote AGAINST IF the change-in-control provision would be triggered.

1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.

1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.

1200-7	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

1200-8	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Recapitalization (1209)

1209-1	Always vote FOR a management proposal to approve recapitalization.	X

1209-2	Always vote AGAINST a management proposal to approve recapitalization.

Approve Restructuring (1210)

1210-1	Always vote FOR a management proposal to restructure the company.	X

1210-2	Always vote AGAINST a management proposal to restructure the company.

Approve Bankruptcy Restructuring (1211)

1211-1	Always vote FOR a management proposal on bankruptcy restructurings.	X

1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.

Approve Liquidation (1212)

1212-1	Always vote FOR a management proposal to approve liquidation.

1212-2	Always vote AGAINST a management proposal to approve liquidation.	X

Approve Reincorporation (1220)

1220-1	Always vote FOR a management proposal to reincorporate in a different state.

1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.

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1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.	X

1220-4	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Leveraged Buyout (1230)

1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.

1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.	X

1230-3	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

Approve Spin-Off (1240)

1240-1	Always vote FOR a management proposal to spin-off certain company operations or divisions.	X

1240-2	Always vote AGAINST a management proposal to spin-off certain company operations or divisions.

Approve Sale of Assets (1250)

1250-1	Always vote FOR a management proposal to approve the sale of assets.	X

1250-2	Always vote AGAINST a management proposal to approve the sale of assets.

Eliminate Cumulative Voting (1300)

1300-1	Always vote FOR a management proposal to eliminate cumulative voting.	X

1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.

Adopt Cumulative Voting (1301)

1301-1	Always vote FOR a management proposal to adopt cumulative voting.

1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.	X

Adopt Director Liability Provision (1310)

1310-1	Always vote FOR a management proposal to limit the liability of directors.

1310-2	Always vote AGAINST a management proposal to limit the liability of directors.	X

Amend Director Liability Provision (1311)

1311-1	Always vote FOR a management proposal to amend director liability provisions.

1311-2	Always vote AGAINST a management proposal to amend director liability provisions.	X

Adopt Indemnification Provision (1320)

1320-1	Always vote FOR a management proposal to indemnify directors and officers.

1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.	X

Amend Indemnification Provision (1321)

1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.

1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.	X

Approve Board Size (1332)

1332-1	Always vote FOR a management proposal to set the board size.

1332-2	Always vote AGAINST a management proposal to set the board size.

1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.

1332-4	Vote AGAINST IF the proposed maximum board size is greater than 15 directors.	X

1332-5	Vote AGAINST IF the proposed minimum board size is less than XX directors.

1332-6	Vote AGAINST IF the board will consist of more than XX directors.

1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.

No Shareholder Approval to Fill Vacancy (1340)

1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X

1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

Give Board Authority to Set Board Size (1341)

1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X

1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

Removal of Directors (1342)

1342-1	Always vote FOR a management proposal regarding the removal of directors.	X

1342-2	Always vote AGAINST a management proposal regarding the removal of directors.

1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.

1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.

Approve Non-Technical Charter Amendments (1350)

1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s certificate of incorporation.

1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s certificate of incorporation.

1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Non-Technical Bylaw Amendments (1351)

1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s bylaws.

1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s bylaws.

1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Classified Board (1400)

1400-1	Always vote FOR a management proposal to adopt a classified board.	X

1400-2	Always vote AGAINST a management proposal to adopt a classified board.

1400-3	Vote AGAINST IF the company has cumulative voting.

1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

Amend Classified Board (1401)

1401-1	Always vote FOR a management proposal to amend a classified board.	X

1401-2	Always vote AGAINST a management proposal to amend a classified board.

Repeal Classified Board (1402)

1402-1	Always vote FOR a management proposal to repeal a classified board.	X

1402-2	Always vote AGAINST a management proposal to repeal a classified board.

Adopt Poison Pill (1410)

1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).

1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X

1410-3	Vote AGAINST IF the poison pill contains a “dead-hand” provision.

1410-4	Vote AGAINST IF the company has a classified board.

1410-5	Vote AGAINST IF the poison pill does not have a “sunset” provision.

1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision. (Three-Year Independent Director Evaluation.)

1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.

Redeem Poison Pill (1411)

1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).

1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).	X

Eliminate Special Meeting (1420)

1420-1	Always vote FOR a management proposal to eliminate shareholders’ right to call a special meeting.

1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)

1421-1	Always vote FOR a management proposal to limit shareholders’ right to call a special meeting.

1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X

1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

Restore Special Meeting (1422)

1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X

1422-2	Always vote AGAINST a management proposal to restore shareholders’ right to call a special meeting.

Eliminate Written Consent (1430)

1430-1	Always vote FOR a management proposal to eliminate shareholders’ right to act by written consent.

1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)

1431-1	Always vote FOR a management proposal to limit shareholders’ right to act by written consent.

1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.	X

1431-3	Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

Restore Written Consent (1432)

1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X

1432-2	Always vote AGAINST a management proposal to restore shareholders’ right to act by written consent.

Adopt Supermajority Requirement (1440)

1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.	X

1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.

1440-3	Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

Amend Supermajority Requirement (1443)

1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.	X

1443-2	Always vote AGAINST a management proposal to amend a supermajority vote provision to approve a merger or other business combination.

1443-3	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

1443-4	Vote AGAINST IF the amendment increases the vote requirement to more than XX% of the outstanding shares.

Eliminate Supermajority Requirement (1444)

1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X

1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

Adopt Supermajority Lock-In (1445)

1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X

1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1445-3	Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.

1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

Amend Supermajority Lock-In (1446)

1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X

1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1446-3	Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.

1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

Eliminate Supermajority Lock-In (1447)

1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X

1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Consider Non-Financial Effects of Merger (1450)

1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	X

Adopt Fair Price Provision (1460)

1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X

1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.

Amend Fair Price Provision (1461)

1461-1	Always vote FOR a management proposal to amend a fair price provision.	X

1461-2	Always vote AGAINST a management proposal to amend a fair price provision.

Repeal Fair Price Provision (1462)

1462-1	Always vote FOR a management proposal to repeal a fair price provision.	X

1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.

Adopt Anti-Greenmail Provision (1470)

1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X

1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.

Adopt Advance Notice Requirement (1480)

1480-1	Always vote FOR a management proposal to adopt advance notice requirements.	X

1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.

1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.

1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.

Opt Out of State Takeover Law (1490)

1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.	X

1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

Opt Into State Takeover Law (1491)

1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.	X

1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

Adopt Stock Incentive Plan (1500)

1500-1	Always vote FOR a management proposal to adopt a stock incentive plan for employees.

1500-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for employees.

1500-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 10%.	X

1500-4	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by ISS, is more than 10%.	X

1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X

1500-6	Vote AGAINST IF the compensation committee is not fully independent.

1500-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X

1500-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.

1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) — that is, it adds a specified number or percentage of outstanding shares for awards each year.	X

1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as award other than options.

1500-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1500-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X

1500-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.

1500-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

1500-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X

1500-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X

1500-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.

1500-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X

1500-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X

1500-20	Vote AGAINST IF the company does not expense stock options.	X

1500-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.

1500-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Amend Stock Incentive Plan (1501)

1501-1	Always vote FOR a management proposal to amend a stock incentive plan for employees.

1501-2	Always vote AGAINST a management proposal to amend a stock incentive plan for employees.

1501-3	Vote AGAINST IF the amendment allows options to be priced at less than 85% fair market value on the grant date.	X

1501-4	Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.	X

1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period of outstanding options.	X

1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds change-in-control provisions to the plan.	X

1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.

1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.	X

1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X

1501-10	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

Add Shares to Stock Incentive Plan (1502)

1502-1	Always vote FOR a management proposal to add shares to a stock incentive plan for employees.

1502-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for employees.

1502-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 5%.	X

1502-4	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than 10%.	X

1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X

1502-6	Vote AGAINST IF the compensation committee is not fully independent.

1502-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X

1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X

1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) — that is, it adds a specified number or percentage of outstanding shares for award each year.	X

1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X

1502-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1502-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X

1502-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.

1502-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

1502-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X

1502-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X

1502-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.

1502-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X

1502-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X

1502-20	Vote AGAINST IF the company does not expense stock options.

1502-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.

1502-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Limit Per-Employee Awards (1503)

1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.

1503-2	Always vote AGAINST a management proposal to limit per-employee annual option awards.

1503-3	Vote AGAINST IF the per-employee limit is more than 50,000 shares per year.	X

1503-4	Vote AGAINST IF the aggregate per-employee limit is more than 1,000,000 shares over the life of the plan.	X

Extend Term of Stock Incentive Plan (1505)

1505-1	Always vote FOR a management proposal to extend the term of a stock incentive plan for employees.

1505-2	Always vote AGAINST a management proposal to extend the term of a stock incentive plan for employees.

1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X

1505-4	Vote AGAINST IF the potential dilution from all company plans, as calculated by ISS, is more than 10%.	X

1505-5	Vote AGAINST IF the compensation committee is not fully independent.

1505-6	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X

1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X

1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X

1505-9	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1505-10	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X

1505-11	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.

1505-12	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

1505-13	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X

1505-14	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X

1505-15	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.

1505-16	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal year.

1505-17	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X

1505-18	Vote AGAINST IF the company does not expense stock options.

1505-19	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.

1505-20	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Adopt Director Stock Incentive Plan (1510)

1510-1	Always vote FOR a management proposal to adopt a stock incentive plan for non-employee directors.

1510-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for non-employee directors.	X

1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on grant date.

1510-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.

1510-5	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

1510-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.

1510-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.

1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.

1510-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.

1510-10	Vote AGAINST IF the company does not expense stock options.

1510-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

1510-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1510-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Amend Director Stock Incentive Plan (1511)

1511-1	Always vote FOR a management proposal to amend a stock incentive plan for non-employee directors.

1511-2	Always vote AGAINST a management proposal to amend a stock incentive plan for non-employee directors.	X

1511-3	Vote AGAINST IF the amendment increases the size of the option awards.

1511-4	Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.

1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.

1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.

1511-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.

1511-8	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

Add Shares to Director Stock Incentive Plan (1512)

1512-1	Always vote FOR a management proposal to add shares to a stock incentive plan for non-employee directors.

1512-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for non-employee directors.	X

1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.

1512-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.

1512-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.

1512-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.

1512-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.

1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

1512-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.

1512-10	Vote AGAINST IF the company does not expense stock options.

1512-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

1512-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1512-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Adopt Employee Stock Purchase Plan (1520)

1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.

1520-2	Always vote AGAINST a management proposal to adopt an employee stock purchase plan.

1520-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X

1520-4	Vote AGAINST IF the equity dilution represented by the proposed plan, as calculated by ISS, is more than XX%.

1520-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.

Amend Employee Stock Purchase Plan (1521)

1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.

1521-2	Always vote AGAINST a management proposal to amend an employee stock purchase plan.

1521-3	Vote AGAINST IF the proposal allows employees to purchase stock at prices of less than 95% of the stock’s fair market value.	X

Add Shares to Employee Stock Purchase Plan (1522)

1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.

1522-2	Always vote AGAINST a management proposal to add shares to an employee stock purchase plan.

1522-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X

1522-4	Vote AGAINST IF the equity dilution represented by this proposal is more than XX% of the outstanding common equity.

1522-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS, is more than XX%.

Adopt Stock Award Plan (1530)

1530-1	Always vote FOR a management proposal to adopt a stock award plan.

1530-2	Always vote AGAINST a management proposal to adopt a stock award plan.	X

1530-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.

1530-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.

1530-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

1530-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of the company’s peer group.

Amend Stock Award Plan (1531)

1531-1	Always vote FOR a management proposal to amend a stock award plan.

1531-2	Always vote AGAINST a management proposal to amend a stock award plan.	X

1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.

1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.

1531-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

Add Shares to Stock Award Plan (1532)

1532-1	Always vote FOR a management proposal to add shares to a stock award plan.

1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan.	X

1532-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.

1532-4	Vote AGAINST IF the equity dilution represented by this proposal, as calculated by ISS, is more than XX%.

1532-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

1532-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of its peer group.

Adopt Director Stock Award Plan (1540)

1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.

1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.	X

1540-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.

1540-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.

1540-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.

1540-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.

1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

Amend Director Stock Award Plan (1541)

1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee directors.

1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.	X

1541-3	Vote AGAINST IF the amendment increases the award size.

1541-4	Vote AGAINST IF the amendment adds time-lapsing restricted stock that vest in less than XX years.

1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.

1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.

1541-7	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

Add Shares to Director Stock Award Plan (1542)

1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.

1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.	X

1542-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.

1542-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.

1542-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.

1542-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.

1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

Approve Annual Bonus Plan (1560)

1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	X

1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.

1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.

1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant’s base salary.

1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.

1560-6	Vote AGAINST IF the performance criteria is not disclosed.

Approve Savings Plan (1561)

1561-1	Always vote FOR a management proposal to adopt a savings plan.	X
1561-2	Always vote AGAINST a management proposal to adopt a savings plan.

Approve Option/Stock Awards (1562)

1562-1	Always vote FOR a management proposal to grant a one-time option or stock award.

1562-2	Always vote AGAINST a management proposal to grant a one-time option or stock award.	X

1562-3	Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on the grant date.

1562-4	Vote AGAINST IF the dilution represented by the option/stock award, as calculated by ISS, is more than XX%.

1562-5	Vote AGAINST IF the award is time-lapsing stock that fully vest in less than XX years.

1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.

1562-7	Vote AGAINST IF potential dilution from all company plans including this proposal, as calculated by ISS, is more than XX% of the total outstanding common equity.

1562-8	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, as calculated by ISS, exceeds the 75th percentile of its peer group.

1562-9	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.

1562-10	Vote AGAINST IF the option is not premium-priced or indexed, or does not vest based on future performance.

Adopt Deferred Compensation Plan (1563)

1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.

1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.

1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.

1563-4	Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.	X

Approve Long-Term Bonus Plan (1564)

1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.

1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.

1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X

1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than 50% of the participant’s base salary.	X

1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.

1564-6	Vote AGAINST IF the proposal creates dilution of more than 10% of the outstanding common equity.	X

1564-7	Vote AGAINST IF the performance criteria is not disclosed.

Approve Employment Agreements (1565)

1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.	X
1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.

Amend Deferred Compensation Plan (1566)

1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.

1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.	X

Exchange Underwater Options (1570)

1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).

1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).	X

1570-3	Vote AGAINST IF directors or any of the 5 highest paid executives are eligible to participate in the repricing exchange program.

1570-4	Vote AGAINST IF the exchange ratio is not linked to the economic value of the underwater options.

1570-5	Vote AGAINST IF the company exchanged underwater options within the last three years.

Amend Annual Bonus Plan (1581)

1581-1	Always vote FOR a management proposal to amend an annual bonus plan.
1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.	X
1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

Reapprove Option/Bonus Plan for OBRA (1582)

1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X

1582-4	Vote AGAINST IF the performance criteria is not disclosed.

1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

Amend Long-Term Bonus Plan (1586)

1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	X
1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.
1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.

SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)

2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	X
2000-2	Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

SP-Auditors Must Attend Annual Meeting (2001)

2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.	X
2001-2	Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.

SP-Limit Consulting by Auditors (2002)

2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	X
2002-2	Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

SP-Rotate Auditors (2003)

2003-1	Always vote FOR a shareholder proposal calling for the rotation of auditors.	X
2003-2	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

SP-Restore Preemptive Rights (2010)

2010-1	Always vote FOR a shareholder proposal to restore preemptive rights.	X

2010-2	Always vote AGAINST a shareholder proposal to restore preemptive rights.

SP-Study Sale or Spin-Off (2030)

2030-1	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	X
2030-2	Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

SP-Adopt Confidential Voting (2100)

2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	X
2100-2	Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

SP-Counting Shareholder Votes (2101)

2101-1	Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	X
2101-2	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

SP-No Discretionary Voting (2102)

2102-1	Always vote FOR a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.	X
2102-2	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.

SP-Equal Access to the Proxy (2110)

2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	X
2110-2	Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.
2110-3	Vote AGAINST IF the ballot will become open to shareholders’ nominees.
2110-4	Vote AGAINST IF the change will allow shareholder statements.

SP-Improve Meeting Reports (2120)

2120-1	Always vote FOR a shareholder proposal to improve annual meeting reports.	X
2120-2	Always vote AGAINST a shareholder proposal to improve annual meeting reports.

SP-Change Annual Meeting Location (2130)

2130-1	Always vote FOR a shareholder proposal to change the annual meeting location.	X
2130-2	Always vote AGAINST a shareholder proposal to change the annual meeting location.

SP-Change Annual Meeting Date (2131)

2131-1	Always vote FOR a shareholder proposal to change the annual meeting date.	X
2131-2	Always vote AGAINST a shareholder proposal to change the annual meeting date.

SP-Board Inclusiveness (2201)

2201-1	Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.	X
2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

SP-Increase Board Independence (2202)

2202-1	Always vote FOR a shareholder proposal seeking to increase board independence.	X
2202-2	Always vote AGAINST a shareholder proposal seeking to increase board independence.

SP-Director Tenure/Retirement Age (2203)

2203-1	Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
2203-2	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	X
2203-3	Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.
2203-4	Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

SP-Minimum Stock Ownership by Directors (2204)

2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	X
2204-2	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.
2204-3	Vote AGAINST IF the minimum level of ownership required is more than XX shares.

SP-Allow Union/Employee Representatives on the Board (2205)

2205-1	Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.
2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	X

SP-Directors’ Role in Corporate Strategy (2206)

2206-1	Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.
2206-2	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.	X

SP-Increase Nominating Committee Independence (2210)

2210-1	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.	X
2210-2	Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

SP-Create Nominating Committee (2211)

2211-1	Always vote FOR a shareholder proposal to create a nominating committee of the board.	X
2211-2	Always vote AGAINST a shareholder proposal to create a nominating committee of the board.
2211-3	Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

SP-Create Shareholder Committee (2212)

2212-1	Always vote FOR a shareholder proposal urging the creation of a shareholder committee.
2212-2	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.
2212-3	Vote AGAINST IF the proposal is a binding bylaw amendment.	X

SP-Independent Board Chairman (2214)

2214-1	Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.
2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	X

SP-Lead Director (2215)

2215-1	Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.	X
2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

SP-Adopt Cumulative Voting (2220)

2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	X
2220-2	Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

SP-Require Nominee Statement in Proxy (2230)

2230-1	Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.
2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	X

SP-Double Board Nominees (2231)

2231-1	Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.
2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	X

SP-Director Liability (2240)

2240-1	Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.	X
2240-2	Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

SP-Repeal Classified Board (2300)

2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	X
2300-2	Always vote AGAINST a shareholder proposal to repeal a classified board.
2300-3	Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

SP-Redeem or Vote on Poison Pill (2310)

2310-1	Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.	X

2310-2	Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.

2310-3	Vote AGAINST IF the proposal seeks only to redeem the current rights plan (and does not ask for a shareholder vote).

2310-4	Vote AGAINST IF the board has an independent majority.

2310-5	Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).

2310-6	Vote AGAINST IF the pill does not contain a dead-hand provision.

2310-7	Vote AGAINST IF the company elects the entire board annually.

SP-Eliminate Supermajority Provision (2320)

2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.	X
2320-2	Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.

SP-Reduce Supermajority Provision (2321)

2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	X
2321-2	Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

SP-Repeal Fair Price Provision (2324)

2324-1	Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.
2324-2	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.	X

SP-Restore Right to Call a Special Meeting (2325)

2325-1	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.	X
2325-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to call a special meeting.

SP-Restore Right to Act by Written Consent (2326)

2326-1	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.	X
2326-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to act by written consent.

SP-Prohibit Targeted Share Placement (2330)

2330-1	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	X
2330-2	Always vote AGAINST a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

SP-Opt Out of State Takeover Statute (2341)

2341-1	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	X
2341-2	Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

SP-Reincorporation (2342)

2342-1	Always vote FOR a shareholder proposal to reincorporate the company in another state.	X
2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.
2342-3	Vote AGAINST IF the new state has stronger anti-takeover provisions.

SP-Adopt Anti-Greenmail Provision (2350)

2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	X
2320-2	Always vote AGAINST a shareholder proposal to limit greenmail payments.

SP-Restrict Executive Compensation (2400)

2400-1	Always vote FOR a shareholder proposal to restrict executive compensation.	X
2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.
2400-3	Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.

SP-Disclose Executive Compensation (2401)

2401-1	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.	X
2401-2	Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.
2401-3	Vote AGAINST IF the proposal extends reporting to all executives paid more than $XX.

SP-Restrict Director Compensation (2402)

2402-1	Always vote FOR a shareholder proposal to restrict director compensation.	X
2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.

SP-Cap Executive Pay (2403)

2403-1	Always vote FOR a shareholder proposal to cap executive pay.	X
2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.

SP-Pay Directors in Stock (2405)

2405-1	Always vote FOR a shareholder proposal calling for directors to be paid with company stock.	X
2405-2	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.
2405-3	Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

SP-Approve Executive Compensation (2406)

2406-1	Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.	X
2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

SP-Restrict Director Pensions (2407)

2407-1	Always vote FOR a shareholder proposal calling for the termination of director retirement plans.	X
2407-2	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

SP-Review/Report on/Link Executive Pay to Social Performance (2408)

2408-1	Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.	X
2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
2408-3	Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

SP-No Repricing of Underwater Options (2409)

2409-1	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	X
2409-2	Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.
2409-3	Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

SP-Golden Parachutes (2414)

2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	X
2414-2	Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.
2414-3	Vote AGAINST IF the highest payout formula of current agreements does not exceed XX times an executive’s salary and bonus.

SP-Award Performance-Based Stock Options (2415)

2415-1	Always vote FOR a shareholder proposal seeking to award performance-based stock options.	X
2415-2	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

SP-Expense Stock Options (2416)

2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.
2416-2	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.	X

SP-Pension Fund Surplus (2417)

2417-1	Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.
2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.	X

SP-Create Compensation Committee (2420)

2420-1	Always vote FOR a shareholder proposal to create a compensation committee.	X
2420-2	Always vote AGAINST a shareholder proposal to create a compensation committee.

SP-Hire Independent Compensation Consultant (2421)

2421-1	Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.	X
2421-2	Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

SP-Increase Compensation Committee Independence (2422)

2422-1	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.	X
2422-2	Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

SP-Increase Audit Committee Independence (2500)

2500-1	Always vote FOR a shareholder proposal to increase the independence of the audit committee.	X
2500-2	Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

SP-Increase Key Committee Independence (2501)

2501-1	Always vote FOR a shareholder proposal to increase the independence of key committees.	X
2501-2	Always vote AGAINST a shareholder proposal to increase the independence of key committees.

SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)

3000-1	Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.
3000-2	Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.
3000-3	Vote AGAINST IF the company does not operate in countries of concern.	X

SP-Review Operations’ Impact on Local Groups (3005)

3005-1	Always vote FOR a shareholder proposal that asks the company to review its operations’ impact on local groups.
3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations’ impact on local groups.	X
3005-3	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Burma-Limit or End Operations (3030)

3030-1	Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.
3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.
3030-3	Vote AGAINST IF the company’s operations are de minimus and do not involve oil or mining.	X
3030-4	Vote AGAINST IF the company does not contract directly with the Burmese government.

SP-Burma-Review Operations (3031)

3031-1	Always vote FOR a shareholder proposal that asks management to review operations in Burma.	X
3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.

SP-China-No Use of Forced Labor (3040)

3040-1	Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.	X
3040-2	Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

SP-China-Adopt Code of Conduct (3041)

3041-1	Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-2	Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-3	Vote AGAINST IF the company has de minimus operations involving China.	X

SP-Review Military Contracting Criteria (3100)

3100-1	Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
3100-2	Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
3100-3	Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.	X

SP-Review Economic Conversion (3110)

3110-1	Always vote FOR a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
3110-2	Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
3110-3	Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.	X

SP-Review Space Weapons (3120)

3120-1	Always vote FOR a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.
3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.	X

SP-Review Foreign Military Sales (3130)

3130-1	Always vote FOR a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.	X
3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.
3130-3	Vote AGAINST IF all of the company’s current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

SP-Limit or End Nuclear Weapons Production (3150)

3150-1	Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.
3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.	X

SP-Review Nuclear Weapons Production (3151)

3151-1	Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.
3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.	X

SP-Review Charitable Giving Policy (3210)

3210-1	Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-3	Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.	X

SP-Limit or End Charitable Giving (3215)

3215-1	Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.
3215-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.
3215-3	Vote AGAINST IF the company’s giving is not excessive or the proposal would end all giving.	X

SP-Review Political Spending (3220)

3220-1	Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-2	Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-3	Vote AGAINST IF the information requested is already easily available or if compliance is costly.	X

SP-Limit or End Political Spending (3221)

3221-1	Always vote FOR a shareholder proposal that asks the company to limit or end political spending.
3221-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.
3221-3	Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.	X

SP-Disclose Prior Government Service (3222)

3222-1	Always vote FOR a shareholder proposal requesting disclosure of company executives’ prior government service.
3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives’ prior government service.	X

SP-Affirm Political Nonpartisanship (3224)

3224-1	Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.
3224-2	Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.	X

SP-Review Tobacco Marketing (3300)

3300-1	Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-3	Vote AGAINST IF no prima facie evidence suggests company targets youth or uses unregulated channels.
3300-4	Vote AGAINST IF there is no prima facie evidence the company’s marketing practices are illegal.
3300-5	Vote AGAINST IF the proposal calls for action beyond reporting.	X

SP-Sever Links with Tobacco Industry (3307)

3307-1	Always vote FOR a shareholder proposal to sever links with the tobacco industry.

3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.	X

3307-3	Vote AGAINST IF the proposal is submitted to a tobacco company.

3307-4	Vote AGAINST IF the company is NOT a health care company.

3307-5	Vote AGAINST IF the company has retail outlets for tobacco products.

3307-6	Vote AGAINST IF the company provides products to the tobacco industry.

3307-7	Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.

3307-8	Vote AGAINST IF the proposal concerns tobacco farmers.

SP-Review or Reduce Tobacco Harm to Health (3308)

3308-1	Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.

3308-2	Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.	X

3308-3	Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.

3308-4	Vote AGAINST IF the proposal concerns research or changes to product ingredients.

3308-5	Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

SP-Review or Promote Animal Welfare (3320)

3320-1	Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.

3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.	X

3320-3	Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.

3320-4	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Review Drug Pricing or Distribution (3340)

3340-1	Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-3	Vote AGAINST IF the proposal asks for more than a report.	X

3340-4	Vote AGAINST IF the proposal relates only to domestic pricing.

SP-Oppose Embryo/Fetal Destruction (3350)

3350-1	Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.
3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.	X

SP-Review Nuclear Facility/Waste (3400)

3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-2	Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3400-4	Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

SP-Review Energy Efficiency & Renewables (3410)

3410-1	Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-2	Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-3	Vote AGAINST IF the proposal asks for more than a report.	X

SP-Endorse Ceres Principles (3420)

3420-1	Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.

3420-2	Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.

3420-3	Vote AGAINST IF the company has well-established environmental management practices.

3420-4	Vote AGAINST IF the company has an average or better environmental performance record.

SP-Control Generation of Pollutants (3422)

3422-1	Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).

3422-2	Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).

3422-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

3422-4	Vote AGAINST IF the company reports its emissions and plans to limit their future growth.

3422-5	Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

SP-Report on Environmental Impact or Plans (3423)

3423-1	Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-2	Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-3	Vote AGAINST IF management has issued a written statement beyond the legal minimum.	X

SP-Report or Take Action on Climate Change (3425)

3425-1	Always vote FOR a shareholder proposal that asks management to report or take action on climate change.

3425-2	Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.

3425-3	Vote AGAINST IF management has issued a statement acknowledging a global warming threat.

3425-4	Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.

3425-5	Vote AGAINST IF management has issued a statement and committed to targets and timetable.

3425-6	Vote AGAINST IF the company is not a major emitter of greenhouse gases.

SP-Review or Curb Bioengineering (3430)

3430-1	Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

3430-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

3430-4	Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

SP-Preserve/Report on Natural Habitat (3440)

3440-1	Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.
3440-2	Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.
3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3440-4	Vote AGAINST IF the proposal does not address a unique habitat.

SP-Review Developing Country Debt (3500)

3500-1	Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.
3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.
3500-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Social Impact of Financial Ventures (3503)

3503-1	Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Fair Lending Policy (3520)

3520-1	Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.
3520-2	Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.	X
3520-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Plant Closings (3600)

3600-1	Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.
3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.	X

SP-Report on EEO (3610)

3610-1	Always vote FOR a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-3	Vote AGAINST IF the company releases its EEO-1 reports.

3610-4	Vote AGAINST IF the company’s EEO-1 reports and compliance record indicate it is average.	X

3610-5	Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-Drop Sexual Orientation from EEO Policy (3614)

3614-1	Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.
3614-2	Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.	X

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)

3615-1	Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.
3615-2	Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.	X

SP-Review Mexican Work Force Conditions (3621)

3621-1	Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.
3621-2	Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.	X

SP-Adopt Standards for Mexican Operation (3622)

3622-1	Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.
3622-2	Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.	X

SP-Review or Implement MacBride Principles (3630)

3630-1	Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.
3630-2	Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.
3630-3	Vote AGAINST IF no fair employment problems exist.	X

SP-Urge MacBride on Contractor/Franchisee (3632)

3632-1	Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-2	Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-3	Vote AGAINST IF no fair employment problems exist at contractor/franchisee.	X

SP-Review Global Labor Practices (3680)

3680-1	Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.

3680-2	Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.

3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.

3680-4	Vote AGAINST IF the resolution asks for more than a report.	X

SP-Monitor/Adopt ILO Conventions (3681)

3681-1	Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-2	Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-3	Vote AGAINST IF the proposal asks the company to use third-party monitors.

3681-4	Vote AGAINST IF the company has a reasonable code and monitoring system.	X

SP-Report on Sustainability (3700)

3700-1	Always vote FOR a shareholder proposal requesting reports on sustainability.
3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.
3700-3	Always vote AGAINST IF the company has already issued a report in GRI format.	X

Transamerica Asset Management, Inc.
PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)
     Purpose
The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.
II. TAM’s Advisory Activities
TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Investors, Inc., and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).
III. Summary of the TAM Proxy Policy
TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV. Delegation of Proxy Voting Authority to Sub-Advisers
TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).
V. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies
          A. Appointment of Proxy Administrator
     TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).
          B. Initial Review
1. The Proxy Administrator will collect from each Sub-Adviser:
                    a) Its Sub-Adviser Proxy Policy;
                    b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and
                    c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.
               2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:
                    a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;
                    b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and
                    c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).
               3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

               4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.
               5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.
          C. Subsequent Review
     TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.
          D. Record of Proxy Votes Exercised by Sub-Adviser
     The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
VI. TAM Exercise of Proxy Voting Authority
          A. Use of Independent Third Party
     If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.
          B. Conflict with View of Independent Third Party
     If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.
          C. Asset Allocation Portfolios
     For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.
VII. Conflicts of Interest Between TAM or Its Affiliates and the Funds
The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII. Recordkeeping
          A. Records Generally Maintained
     In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:
               1. the TAM Proxy Voting Policy; and
               2. records of Fund client requests for TAM proxy voting information.
          B. Records for TAM Exercise of Proxy Voting Authority
     In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:
               1. proxy statements received regarding matters it has voted on behalf of Fund clients;
               2. records of votes cast by TAM; and
               3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.
     If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
          C. Records Pertaining to Sub-Adviser Proxy Policies
     The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:
               1. each Sub-Adviser Proxy Policy; and
               2. the materials delineated in Article V above.
     If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
          D. Time Periods for Record Retention
     All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.
IX. Provision of TAM Proxy Policy to Fund Clients
     The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.
     Last Revised: July 1, 2008
TCW Investment Management Company
Proxy Voting Guidelines And Procedures
Effective May 1, 2008
Introduction
Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.
Philosophy
The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.
Overrides and Conflict Resolution
Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee.
It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and there is no predetermined vote, or the Guidelines themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.
First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW. A relationship will be deemed not to be material, and no further conflict analysis will be required, if the assets managed for that client by TCW represent, in the aggregate, 0.25% (25 basis points) or less of TCW’s total assets under management. On the other hand, if the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) of TCW’s total assets under management, then the Proxy Committee will investigate whether the relationship should be deemed to be material under the particular facts and circumstances. If the relationship is deemed not to be material, then no further conflict analysis will be required. If a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.
Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If the Proxy Specialist confirms that such Board member is not the portfolio manager and, that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material and no further conflict analysis will be required. If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities. The vote by the Proxy Committee will be documented.
Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.
Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.
Proxy Voting Information and Recordkeeping
Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.
TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.
TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting
While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers whether or not to vote an international proxy based on the particular facts and circumstances. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.
Guidelines
The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.
Governance
For director nominees in uncontested elections
For management nominees in contested elections
For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees
For changing the company name
For approving other business
For adjourning the meeting
For technical amendments to the charter and/or bylaws
For approving financial statements
Capital Structure
For increasing authorized common stock
For decreasing authorized common stock
For amending authorized common stock
For the issuance of common stock, except against if the issued common stock has superior voting rights
For approving the issuance or exercise of stock warrants
For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
For decreasing authorized preferred stock
For canceling a class or series of preferred stock
For amending preferred stock
For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders
For eliminating preemptive rights
For creating or restoring preemptive rights
Against authorizing dual or multiple classes of common stock
For eliminating authorized dual or multiple classes of common stock
For amending authorized dual or multiple classes of common stock
For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights
For a stock repurchase program
For a stock split
For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares
Mergers and Restructuring
For merging with or acquiring another company
For recapitalization
For restructuring the company

For bankruptcy restructurings
For liquidations
For reincorporating in a different state
For a leveraged buyout of the company
For spinning off certain company operations or divisions
For the sale of assets
Against eliminating cumulative voting
For adopting cumulative voting
Board of Directors
For limiting the liability of directors
For setting the board size
For allowing the directors to fill vacancies on the board without shareholder approval
Against giving the board the authority to set the size of the board as needed without shareholder approval
For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause
For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights
For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights
Anti-Takeover Provisions
Against a classified board
Against amending a classified board
For repealing a classified board
Against ratifying or adopting a shareholder rights plan (poison pill)
Against redeeming a shareholder rights plan (poison pill)
Against eliminating shareholders’ right to call a special meeting
Against limiting shareholders’ right to call a special meeting
For restoring shareholders’ right to call a special meeting
Against eliminating shareholders’ right to act by written consent
Against limiting shareholders’ right to act by written consent
For restoring shareholders’ right to act by written consent
Against establishing a supermajority vote provision to approve a merger or other business combination
For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction
For eliminating a supermajority vote provision to approve a merger or other business combination
Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid
Against establishing a fair price provision
Against amending a fair price provision
For repealing a fair price provision
For limiting the payment of greenmail
Against adopting advance notice requirements
For opting out of a state takeover statutory provision
Against opt into a state takeover statutory provision

Compensation
For adopting a stock incentive plan for employees, except refer if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock
For amending a stock incentive plan for employees, except refer if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock
For adding shares to a stock incentive plan for employees, except refer if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock
For limiting per-employee option awards
For extending the term of a stock incentive plan for employees
Refer on assuming stock incentive plans
For adopting a stock incentive plan for non-employee directors, except refer if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
For amending a stock incentive plan for non-employee directors, except refer if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
For adding shares to a stock incentive plan for non-employee directors, except refer if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value
For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value
For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value
For adopting a stock award plan, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements
For adding shares to a stock award plan, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
For adopting a stock award plan for non-employee directors, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
For amending a stock award plan for non-employee directors, except refer if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.
For adding shares to a stock award plan for non-employee directors, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
For approving an annual bonus plan
For adopting a savings plan
For granting a one-time stock option or stock award, except refer if the plan dilution is more than 15% of the outstanding common equity
For adopting a deferred compensation plan
For approving a long-term bonus plan
For approving an employment agreement or contract
For amending a deferred compensation plan
For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

For amending an annual bonus plan
For reapproving a stock option plan or bonus plan for purposes of OBRA
For amending a long-term bonus plan
Shareholder Proposals
For requiring shareholder ratification of auditors
Against requiring the auditors to attend the annual meeting
Against limiting consulting by auditors
Against requiring the rotation of auditors
Against restoring preemptive rights
For asking the company to study sales, spin-offs, or other strategic alternatives
For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
Against eliminating the company’s discretion to vote unmarked proxy ballots.
For providing equal access to the proxy materials for shareholders
Against requiring a majority vote to elect directors
Against requiring the improvement of annual meeting reports
Against changing the annual meeting location
Against changing the annual meeting date
Against asking the board to include more women and minorities as directors.
Against seeking to increase board independence
Against limiting the period of time a director can serve by establishing a retirement or tenure policy
Against requiring minimum stock ownership by directors
Against providing for union or employee representatives on the board of directors
For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
For increasing the independence of the nominating committee
For creating a nominating committee of the board
Against urging the creation of a shareholder committee
Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors
Against asking that a lead director be chosen from among the ranks of the non-employee directors
For adopting cumulative voting
Against requiring directors to place a statement of candidacy in the proxy statement
Against requiring the nomination of two director candidates for each open board seat
Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect
For repealing a classified board
Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
For eliminating supermajority provisions
For reducing supermajority provisions
Against repealing fair price provisions
For restoring shareholders’ right to call a special meeting
For restoring shareholders’ right to act by written consent
For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
For seeking to force the company to opt out of a state takeover statutory provision
Against reincorporating the company in another state

For limiting greenmail payments
Against advisory vote on compensation
Against restricting executive compensation
For enhance the disclosure of executive compensation
Against restricting director compensation
Against capping executive pay
Against calling for directors to be paid with company stock
Against calling for shareholder votes on executive pay
Against calling for the termination of director retirement plans
Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria
Against seeking shareholder approval to reprice or replace underwater stock options
For banning or calling for a shareholder vote on future golden parachutes
Against seeking to award performance-based stock options
Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
Against requesting that future executive compensation be determined without regard to any pension fund income
Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
Against requiring option shares to be held
For creating a compensation committee
Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues
For increasing the independence of the compensation committee
For increasing the independence of the audit committee
For increasing the independence of key committees
Social Issue Proposals
Against asking the company to develop or report on human rights policies
For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting
Against asking the company to limit or end operations in Burma
For asking management to review operations in Burma
For asking management to certify that company operations are free of forced labor
Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts
Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets
Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems
Against asking management to report on the company’s foreign military sales for foreign offset activities
Against asking management to limit or end nuclear weapons production
Against asking management to review nuclear weapons production
Against asking the company to establish shareholder-designated contribution programs
Against asking the company to limit or end charitable giving
For asking the company to increase disclosure of political spending and activities
Against asking the company to limit or end political spending

For requesting disclosure of company executives’ prior government service
Against requesting affirmation of political nonpartisanship
For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting
Against severing links with the tobacco industry
Against asking the company to review or reduce tobacco harm to health
For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting
For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report
Against asking the company to take action on embryo or fetal destruction
For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting
For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.
Against asking management to endorse the Ceres principles
For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels
For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum
For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases
For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products
Against asking the company to preserve natural habitat
Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings
Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions
For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting
Against asking the company to establish committees to consider issues related to facilities closure and relocation of work
For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports
Against asking management to drop sexual orientation from EEO policy
Against asking management to adopt a sexual orientation non-discrimination policy
For asking management to report on or review Mexican operations
Against asking management to adopt standards for Mexican operations
Against asking management to review or implement the MacBride principles
Against asking the company to encourage its contractors and franchisees to implement the MacBride principles
For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report
Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions
For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Turner Investment Partners, Inc.
TURNER INVESTMENT PARTNERS, INC.
TURNER INVESTMENT MANAGEMENT LLC
Proxy Voting Policy and Procedures
Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.
Duties with Respect to Proxies:
Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.
Delegation:
In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.
Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.
Review and Oversight:
Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.
Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.
Conflicts of Interest:
Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.
Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.
Securities Lending:
Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control.
Obtaining Proxy Voting Information:
To obtain information on how Turner voted proxies, please contact:
Andrew Mark, Director of Operations and Technology Administration
c/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312
Recordkeeping:
Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.
Adopted: July 1, 2003
Last revised: April 1, 2007
Wellington Management Company, LLP
Introduction Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

     Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.
Statement of Policies As a matter of policy, Wellington Management:
1 Takes responsibility for voting client proxies only upon a client’s written request.
2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.
3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.
4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.
5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.
7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.
8 Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.
9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.
Responsibility and Oversight Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.
Statement of Procedures Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting
Authorization to Vote Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.
Receipt of Proxy Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.
Reconciliation To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.
Proxy Voting Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:
     Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.
     Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
     Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Material Conflict of Interest Identification and Resolution Processes Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.
Securities Lending Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.
In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.
Additional Information Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
Dated: April 1, 2007
Introduction Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
     These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.
     Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.
Voting Guidelines Composition and Role of the Board of Directors
Election of Directors: Case-by-Case
Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.
Adopt Director Tenure/Retirement Age (SP): Against
Adopt Director & Officer Indemnification: For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
Allow Special Interest Representation to Board (SP): Against
Require Board Independence: For
Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.
Require Key Board Committees to be Independent. For
Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.
Require a Separation of Chair and CEO or Require a Lead Director: For
Approve Directors’ Fees: For
Approve Bonuses for Retiring Directors: Case-by-Case
Elect Supervisory Board/Corporate Assembly: For
Elect/Establish Board Committee: For
Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case

Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.
Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Management Compensation
Adopt/Amend Stock Option Plans: Case-by-Case
Adopt/Amend Employee Stock Purchase Plans: For
Approve/Amend Bonus Plans: Case-by-Case
In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
Approve Remuneration Policy: Case-by-Case
Exchange Underwater Options: Case-by-Case
Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.
Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.
Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case
We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Expense Future Stock Options (SP): For
Shareholder Approval of All Stock Option Plans (SP): For
Disclose All Executive Compensation (SP): For
Reporting of Results
Approve Financial Statements: For
Set Dividends and Allocate Profits: For

Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.
Ratify Selection of Auditors and Set Their Fees: Case-by-Case
Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
Elect Statutory Auditors: Case-by-Case
Shareholder Approval of Auditors (SP): For
Shareholder Voting Rights
Adopt Cumulative Voting (SP): Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.
Shareholder Rights Plans Case-by-Case
Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.
—	We generally support plans that include:

—	Shareholder approval requirement

—	Sunset provision

—	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).
Authorize Blank Check Preferred Stock: Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
Eliminate Right to Call a Special Meeting: Against
Increase Supermajority Vote Requirement: Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Adopt Anti-Greenmail Provision: For
Adopt Confidential Voting (SP): Case-by-Case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
Remove Right to Act by Written Consent: Against
Capital Structure
Increase Authorized Common Stock: Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
Approve Merger or Acquisition: Case-by-Case
Approve Technical Amendments to Charter: Case-by-Case
Opt Out of State Takeover Statutes: For
Authorize Share Repurchase: For
Authorize Trade in Company Stock: For
Approve Stock Splits: Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.
Approve Recapitalization/Restructuring: Case-by-Case
Issue Stock with or without Preemptive Rights: For
Issue Debt Instruments: Case-by-Case
Social Issues
Endorse the Ceres Principles (SP): Case-by-Case
Disclose Political and PAC Gifts (SP): Case-by-Case
Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.
Require Adoption of International Labor Organization’s Fair Labor Principles (SP): Case-by-Case
Report on Sustainability (SP): Case-by-Case
Miscellaneous
Approve Other Business: Against
Approve Reincorporation: Case-by-Case
Approve Third-Party Transactions: Case-by-Case
Dated: December 6, 2007

Western Asset Management Company
Western Asset Management Company Limited

Procedure:	Proxy Voting
Departments Impacted:	Investment Management, Compliance, Investment Support, Client Services

References:	WA Compliance Manual -Section R — Proxy Voting
WAML Compliance Manual — Section 4.11 — Proxy Voting
Investment Advisers Act Rule 206(4)-6 and Rule 204-2
ERISA DOL Bulletin 94-2 C.F.R. 2509.94-2

Effective:	August 1, 2003
Background
Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.
Policy
Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).
Procedures
Responsibility and Oversight
The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:
a. Proxies are reviewed to determine accounts impacted.
b. Impacted accounts are checked to confirm Western Asset voting authority.
c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.
f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a. A copy of Western Asset’s policies and procedures.
b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e. A proxy log including:
1. Issuer name;
2. Exchange ticker symbol of the issuer’s shares to be voted;
3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4. A brief identification of the matter voted on;
5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6. Whether a vote was cast on the matter;
7. A record of how the vote was cast; and
8. Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.
Conflicts of Interest
All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I. Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
      1. Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d. Votes are cast on a case-by-case basis in contested elections of directors.
2. Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3. Matters relating to Capitalization
The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a. Western Asset votes for proposals relating to the authorization of additional common stock.
b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c. Western Asset votes for proposals authorizing share repurchase programs.
4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
5. Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6. Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
II. Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
III. Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV. Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
Investors Should Retain this Supplement for Future Reference